Exhibit (C)(3)(B)

July 27th, 2016

Draft Version

Project Carter II

Second Phase

Disclaimer    p.1

Banco Santander Chile S.A. (“Santander”) has been engaged by ENDESA Americas S.A. (“Endesa”) to assist the Board of Directors (the “Board”) in evaluating the operations comprising its Corporate Restructuring. As part of its financial advisory, Santander has prepared this valuation report for purely informative purposes, based on public information available and/or provided by Endesa and/or its managers and/or representatives. All the information provided to Santander is deemed to be true,

sufficient, accurate and in good faith. Santander has not conducted any independent audit or research to certify the truthfulness, sufficiency and validity of any information provided to it. Likewise, all publicly-available information, including market information, stock prices, analyst reports and the like, were obtained, among other sources, from entities and/or sites deemed reliable

Use of this valuation report is subject to the provisions of the nondisclosure agreement executed by the addressee (the “NDA”) whereby disclosure and reproduction of the information contained herein is very limited. Any person having access to the valuation report must know, understand and accept the conditions set out in the NDA prior to disclosing or otherwise using this valuation report. Its distribution, reproduction and use are forbidden other than with the express consent of Santander, or for other than evaluating the operations comprising the Corporate Restructuring any person having access to the same. Moreover, Santander reserves its right to modify or replace it at any time, and does not assume any obligation in terms of providing any additional information to the addressee

The information contained herein has been collected to assist the Board in making its own evaluation of the Restructuring Process, and the valuation report does not pretend to contain all the information that the Board may require. Without exception, under the provisions of the NDA and the last paragraph of this disclaimer, it must conduct its own analysis. Despite reasonable care having been taken in preparing this document, neither Santander nor any of its shareholders, managers and/or employees warrant the accuracy of any data, representation or projection contained herein, and they are released from any liability, even from ordinary negligence, in connection to the information and/or data and/or representations and/or projections contained herein, as well as for any that may have been omitted, even if they differ from those issued by any independent third party

Likewise, although the information herein and the opinions advanced hereby are based on sources deemed reliable, they assume several scenarios and projections that may or may not materialize. Consequently, no representation or warranty, express or implied, is made or deemed made by Santander or by any of its shareholders,

managers and/or employees and/or any entity of the group, as to the truthfulness, accuracy, sufficiency or completeness of the information and the opinions contained herein, and none of the aforementioned parties assumes any liability whatsoever in relation to such data, opinions or any omission in this valuation report

Although the information contained herein may be publicly disclosed by the Board or else by Endesa and/or incorporated into the information made available to the shareholders of Endesa to be made known at one or more shareholders’ meetings called upon to issue a determination on the transactions comprising the Corporate

Restructuring, this document does NOT represent an express recommendation to any shareholder of Endesa or any other person or entity, as to how such shareholder or person should proceed in relation to said transactions, the Corporate Restructuring or otherwise

Any entity to which Santander offers a valuation report assumes Santander’s responsibility to comply with all the matters indicated in these disclaimers and to demand their compliance by any person or entity to whom said recipient provides or allows access to the valuation report

This document has been provided for informative purposes only and does not constitute a basis or grounds for any contract or undertaking whatsoever. The recipient is expected to conduct its own analysis in order to make its own decisions

Table of contents    p.2

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Glossary

| p.3 |

Acronym	Definition
ADR	*American Depositary Receipt*
ADTV	*Average Daily Trading Volume*
CHI-A	*Chilectra Americas*
CLP$ / $	*Chilean Pesos*
D	*Company Debt*
DCF	*Discounted Cash Flow*
NFD	*Net Financial Debt*
Dx	*Energy Distribution*
E	*Equity*
EBITDA	*Earnings before Interest, Taxes, Depreciation and Amortization*
EGM	*Extraordinary General Meeting*
EMBI	*Emerging Markets Bonds Index*
ENI-A1	*Enersis Americas stand alone*
ENI-A2	*Enersis Americas consolidated*
EOC-A	*Endesa Americas*
FFO	*Fund from Operations*
g	*Growth Rate*
Gx	*Energy Generation*
IPSA	*Blue-Chip Stock Price Index*

Acronym	Definition
JEA	*Extraordinary Shareholders' Meeting*
Kd	*Cost of debt*
Ke	*Rate of return required by the shareholder on account of Company risk*
Km	*Kilometers*
LatAm	*Latin America*
Mn	*Millions*
MW	*Mega Watts*
NOPAT	*Net Operating Profit After Tax*
OPA	*Tender Offer*
OPR	*Operation between related parties*
R$	*Brazilian Real*
SOTP	*Sum-of-the-parts*
SVS	*Securities and Insurance Superintendence*
T	*Income tax rate*
Tx	*Energy Transmission*
USD / US$	*United State Dollars*
EV	*Enterprise Value*
TV	*Terminal Value*
WACC	*Weighted Average Cost of Capital*

Santander GLOBAL CORPORATE BANKING

Table of contents    p.4

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Introduction    p.5

Restructuring at Enersis level

On April 28th, 2015, Enersis S.A., by means of a material event notice sent to the Chilean Securities and Insurance Superintendence (“SVS”), advised the market on an internal analysis conducted with a view to carrying out a corporate restructuring process. This process would have the following objectives:

1.    Streamlining the company’s corporate structure

2.    Generation of value for group companies

3.    Generation of value for group shareholders

Restructuring would be conducted by separating the activities of the Group in Chile from the remaining LatAm activities. This process would be carried out in two neatly differentiated stages:

1.    Division of Enersis, Endesa Chile and Chilectra in two companies:

    I.Enersis Chile, Endesa Chile and Chilectra Chile: Grouping the activities of the Group in Chile

    II.Enersis Americas, Endesa Americas and Chilectra Americas: Grouping the activities of the Group outside Chile

2.    Merger of Enersis Americas, Endesa Americas and Chilectra Americas

All the resulting companies would be located in Chile and their equities would be listed in the markets where Enersis equities are presently listed.

None of the above operations would require additional funds contributions by the current shareholders

| p.6 |

Introduction

Phase II corporate restructuring milestones (independent valuation)

2016

May 5-6
Designation of Banco Santander S.A. as independent valuator for Endesa Americas Board of Directors

May 17
Kick off

Santander
GLOBAL CORPORATE BANKING

May 31
Santander presentation to the Board of EOC-A

June 9
Endesa Americas submitted updated business plan to Santander

July 20
Endesa Americas delivered draft Financial Statements as of May 2016 to Santander

July 27
Delivery of valuation and corporate interest report – draft version by Santander to the Board of Endesa Americas, in Spanish

Working group session between Santander and the Board of Endesa Americas

August 5
Final submission of the final valuation and interest report by Santander to the Board of Endesa Americas

Delivery of the final valuation and interest report by Santander, in English

September 28

Extraordinary Shareholders' Meeting to vote on the merger

endesa américas – Grupo Enel

enersis américas – Grupo Enel

chilectra américas – Grupo Enel

Source: RFP Endesa Americas and company

Santander
GLOBAL CORPORATE BANKING

| p.7 |

Introduction

Focus of work conducted by Santander

The independent valuation of the merger has resulted in a report that has taken the following aspects, *among others*, into consideration

1

- Description of the characteristics, phases, terms and conditions of the merger, in addition to that provided at the JEA held on December 18, 2015
- Compliance with Law No. 18,046 Art. 147, in relation to independent evaluators and their reports

2

- Analysis of effects and potential impact from the merger of Endesa Americas, including:
  - Equity contribution
  - Checking that merger conditions are at market value
  - Analysis of the operation in the interest of shareholders
  - Any other additional requirements or specifications requested


1
2
3
4
endesa
américas
Grupo Enel

3

- Submission of Report to the Board of the company, answers to questions and additional requests that may have arisen
- Submission of report in Spanish and English

4

- To complete and finish the report, Santander has had access, among other things, to:
  - Reports prepared for the merger
  - Financial statements of the companies
  - Business plans of the companies
  - Meetings with senior management of Endesa Americas

Source: RFP Endesa Americas, company and Santander

Santander
GLOBAL CORPORATE BANKING

Introduction     p.8

Potential terms and conditions of the merger by Endesa Americas

    Withdrawal right to be potentially exercised by the shareholders of Enersis Americas, Endesa Americas and Chilectra Americas as a

    result of the merger, not to exceed 10%, 7.72% and 0.91% respectively

Withdrawal right

    Withdrawal right in Enersis Americas not resulting in any shareholder exceeding the maximum 65% equity ownership limit in Enersis

    Americas post Merger

    Shares exchange proposed for the merger

Shares exchange     - 2.8 shares in Enersis Americas = 1 share in Endesa Americas

equation     - 5.0 shares in Enersis Americas = 1 share in Chilectra Americas

    The Board of Enersis Americas announced it intended to submit a tender offer (OPA) for all the shares and ADRs issued by Endesa

Tender offer     Americas not held by Enersis Americas, at a price of CLP 285 per share

(OPA)     The OPA to be contingent upon approval of the merger by the shareholders of Enersis Americas, Endesa Americas and Chilectra

    Americas, and fulfillment of the first Withdrawal Right condition

    Solely and exclusively if the merger resolutions are not adopted before December 31, 2017, the CEO of ENI-A will negotiate the terms of

Tax cost     a compensation undertaking with Endesa Chile whereby the net tax costs borne by Endesa Chile as a result of its spinoff will be

compensation     compensated by the tax benefits that Enersis Americas could obtain

    The controlling shareholder of Enel S.p.A. said that:

Enel controlling     - It considers the notional exchange ratio announced for the merger favorable to the interests of all shareholders, and that it would consequently vote in favor of the Merger at the relevant extraordinary shareholders’ meeting

shareholder     - If the Merger is approved, for a period of at least 5 years after the shareholders’ meeting that approves the same, it agreed not to conduct or propose any other corporate restructuring process affecting Enersis Americas

Introduction    p.9

Information accessed by Santander

Main information included in the Virtual Data Room:

- Information at October 2015 – Phase I of Carter II Project

- Information at June 2016 – Phase II of Carter II Project

    Management Presentations and macro scenario

    Flows and Projections- updated Business Plans approved by the board of each company

    Tax – Information on tax benefits of the merger

    PxQ – Detailed Business Plan projections with a calculation of operational margin of each applicable company

    Regulatory Models – Projections for Ampla and Coelce

    Others – Adjustments, Corporate Organizational Chart of ENI-A, EOC-A and CHI-A, recommendations for calculations of relevance for the industry

    Potential distribution of dividends to the shareholders of Chilectra Americas for an amount of CLP$ 120.000.000.000, which, according to what has been informed by the administration of said society, will be subject to consideration by the shareholders of Chilectra Americas at the Extraordinary

    Shareholders’ Meeting which will discuss the merger

Face-to-face meetings with the company team, to better understand the business in the various different countries and clarify differences

Public information on ENI-A, EOC-A and CHI-A found both in the Securities and Insurance Superintendence as well as on the webpages of the relevant companies

Table of contents    p.10

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Executive summary    p.11

Strategic rationale for Carter II and potential merger of Americas vehicles

    Improved equity story with greater asset visibility, which could stimulate investors’ interest on these shares

Corporate     Investors’ prospects for investing in different vehicles (Chile vs. LatAm; stable cash flows vs. more volatile cash flows)

streamlining     Enhanced efficiency and reduced conflict of interests in decision-making and strategic implementation

    More specific focus by management at the geographical and business levels (including regulatory and/or market changes)

    Cutback in holding costs: Merger would cut management costs in 3 different holdings

    Improved capital structure in post-merger ENI thanks to greater leverage capacity (present cash in ENI-A) and regulated flows (Dx and Tx).

Synergies     This cash may be used for growth and/or be distributed to the shareholder and/or for the purchase of minority interests

    Less cash flow leakage

Potential     Simplification of inter-company cascade (elimination of EOC-A and CHI-A) should reduce the holding discount on ENI-A owing to lower

decrease in     subordination with regard to operational assets

holding discount     Reduced interest held by controlling shareholder to increase participation by minority interests in making the company’s strategic and

on post-merger     management decisions

ENI-A     Streamlined corporate structure to increasingly facilitate investors’ analysis of the company

    Assuming withdrawal rights are not significantly exercised, liquidity at the merged entity could be enhanced through addition of free float at

Greater liquidity     ENI-A, EOC-A, in addition to the value of CHI-A

in a single     Potential increase in value due to lower holding discount could bring ENI-A closer to its comparables in terms of trading multiples merged vehicle

    Potential improved coverage by Research analysts

Executive summary

Potential implications of merger approval or rejection

| p.12 |

	Merger REJECTED	Merger APPROVED
Synergies	▪ Higher administration costs for all three vehicles ▪ Less exposure to growth in distribution sector ▪ Negative impact on equity price due to lower synergies ▪ More rigid decision-making structure	▪ Synergies already included in companies' business plans ▪ Single management team and one single board ▪ Quicker decision making process
Liquidity	▪ Reduced liquidity due to lower free float and market cap ▪ Potential exclusion from some stock market or investment indexes ▪ More limited coverage by Research analysts	▪ Post-merger ENI-A would again become one of the highest traded shares in IPSA ▪ Potential weight increase in stock market or investment indexes ▪ Potential coverage by the largest Research houses
Holding discount	▪ No relevant changes since the failure of synergies to materialize would affect the market value and fair value of equities in similar measure	▪ Potential reduction to holding discount at the post-merger ENI-A level due to less subordination of operational assets, thanks to streamlined corporate structure and lower administration costs
Withdrawal right and tender offer	▪ Potential effect of withdrawal right could already be built into the share price	▪ Allows for the exit of minority shareholders wishing to lower their exposure to the sector or companies ▪ Potential use of cash due to exercise of withdrawal rights could limit the use of funds for M&As /purchase of downstream minority interests
Others	▪ New advisory costs ▪ Cash flow leakage is not reduced ▪ Could spark competition between ENI-A and EOC-A as far as investments by the controlling shareholder are concerned	▪ Elimination of future restructuring costs ▪ Only investment vehicle in LatAm (ex Chile and EGP) for the Enel group and ensuing benefits for minority interests ▪ Inability, in the eyes of investors, to gain separate positions in generation and distribution

Santander
GLOBAL CORPORATE BANKING

Executive summary     p.13

Valuation methodologies

Primary valuation methodology

Discounted cash flow

    “DCF”

    1

Market reference     Supporting methodology via M&A

    Multiples of Transaction

Current market capitalization    5 2Comparables

Reference to specific valuations     Market supporting methodology

4    3

Analysts’ Target Prices     Multiples of Trading Comparables

| p.14 |

Executive summary

Discounted cash flow methodology ("DCF")

Cash flow calculation and valuation of Equity
(+) Revenues
(-) Costs
(-) General expenses
= EBITDA
(-) Tax
(+) Amortization tax shield
(-) Capex
(+/-) Variation in Working Capital
Free cash flow (FCF)
(x) Discount factor of WACC
Discounted Free Cash Flow (DFCF)
(Σ DFCF) + (terminal value)
= Enterprise Value
(-) (Net financial debt + Other liabilities)
= Equity value

Summary of methodologies for calculating the terminal value

Perpetuity FCF

$$\text{Gordon Shapiro } TV_{t=0} = \frac{\dfrac{FFO_{n+1}}{WACC - g}}{(1+WACC)^n}$$

Perpetuity Target RONIC

$$\text{Terminal Value}_t = \frac{NOPAT_{t-1}\left(1 - \dfrac{g}{RONIC}\right)}{WACC - g}$$

Annuity Cash Flow

$$\text{Annuity } TV_{t=0} = \frac{\dfrac{FFO_{n+1}}{WACC - g} \cdot \left[1 - \left(\dfrac{1+g}{1+WACC}\right)^p\right]}{(1+WACC)^n}$$

Refund of unamortized assets

$$\text{Refund value}_{t=0} = M * \frac{\left(\dfrac{1+i_{LC}}{1+i_{US}}\right)^{n-2020}}{(1+WACC)^{n-2016}}$$

Santander GLOBAL CORPORATE BANKING

| p.15 |

Executive summary

Valuation methodologies on terminal value for each company

	Perpetuity FCF	Perpetuity target RONIC	Annuity FCF	Others
Gx	EDEGEL CHINANGO endesa eepsa enel Brazil		endesa costanera Central Dock Sud El Chocón	endesa cachoeira: Concession until 2027 + residual value on fixed assets Fortaleza: Contracts until 2023 + capacity payments until 2031 emgesa: Projections until 2024 + perpetuity
Dx		edelnor ampla EDESUR codensa coelce: Sudene fiscal benefit until 2016 extended for 10 años. Afterwards, 34% tax rate		
Tx	TESA CTM			Cien: Concession expire in 2020 and 2022 + residual value on fixed assets
Others	Generalima Caboblanco Com&Serv Cemsa Holdings			

Santander
GLOBAL CORPORATE BANKING

Executive summary

DCF methodology

| p.16 |

DCF Valuation Methodology

3 resulting values: a mid case (MID) and 2 cases (LOW and HIGH) resulting from sensitivity to WACC (+/- 0.50%)

DCF- NO CONTROL:
Does not consider potential value of control

- All interests are valued neutrally without considering the difference in the equity weight of ENI-A, EOC-A, CHI-A
- MID case considered for merger exchange purposes

DFC - CONTROL:
Considers potential value of control

Company	LOW case	MID case	HIGH case
enersis américas Grupo Enel	Minority interest or need to have to EOC-A/CHI-A control	Relevant minority interest but with the need to have to EOC-A/CHI-A control	Majority or sufficient interest to control without needing EOC-A/CHI-A
endesa américas Grupo Enel	Minority interest or need to have to ENI-A/CHI-A control	Relevant minority interest but with the need to have to ENI-A/CHI-A participate in control	Majority or sufficient interest to control without needing ENI-A/CHI-A
chilectra américas Grupo Enel	Minority interest not key to control at the ENI-A level	Minority interest allowing ENI-A to achieve control or at least 50% + 1 share	N/A

Santander
GLOBAL CORPORATE BANKING

Executive summary     p.17

    Control Case

Valuation methodologies outcomes

Discounted cash flow (US$ Mn)

ENI-A2     EOC-ACHI-A

    The proforma equity value takes into account an

    extraordinary dividend of CLP$ 120 Bn (US$ 183

    Mn) which will be distributed before the merger

887    8,684

243     259454,03524

2,842     1,412214

    317628

2,003     731-154

    1,588

2,708     226

Holding ENI-A2     HoldingEOC-AHolding CHI-A

Gx 45%     Gx 88%Gx 11%

Tx 2%     Tx 2%

    Tx 3%

Dx 40%     Dx 7%

    Dx 82%

Otros 2%     Otros 2%

Holdings 10%     Holdings 1%Otros 3%

Executive summary     p.18

Valuation methodologies outcomes

Generation    TransmissionDistribution

11.5x    The proforma equity

10.0x    value takes into account

    9,733an extraordinary dividend

Multiples of    8.6x 8.4x8.0x 8.5xof CLP$ 120 Bn (US$ 183

Transaction     6.6xMn) which will be

    6.4x6,541distributed before the

Comparables     merger

(EV / EBITDA16E)     3,918

3.2x    3.1x

US$ Mn     850

Peru Colombia Brazil Argentina    Brazil ArgentinaPeru Colombia Brazil ArgentinaENI-A2ENI-A1EOC-ACHI-A

Generation    TransmissionDistribution

9.5x

Multiples of     7.9x7.4xThe proforma equity

Trading    6.9x value takes into account

Comparables     8,520an extraordinary dividend

    of CLP$ 120 Bn (US$ 183

(EV / EBITDA16E)     4.6x4.7xMn) which will be

4.1x    4.1x5,737distributed before the

    merger

US$ Mn     3,559

    655

Andean Brazil Argentina    Brazil ArgentinaAndean Brazil ArgentinaENI-A2ENI-A1EOC-ACHI-A

Region    Region

Source: Bloomberg as of 18th of July, 2016 and public information of transactions

Executive summary     p.19

Valuation methodologies outcomes

Target

Price

(CLP$)    Average

    ENI-A2EOC-ACHI-A

    8,849

    The proforma equity

    value takes into account

    an extraordinary dividend

Analyst Target    9,605 8,906of CLP$ 120 Bn (US$ 183

    8,6305,615

Prices     8,255Mn) which will be

    distributed before the

128    3,861merger

US$ Mn     1193,962 3,761

    115316926

    926

    110300

    ENI-A2ENI-A1EOC-ACHI-A

    SOTP

# Shares    49,0938,2021,151

(Mn)

    446.08,664

    The proforma equity

    value takes into account

Market    CLP$311.2an extraordinary dividend

Capitalization     5,546of CLP$ 120 Bn (US$ 183

    Mn) which will be

    distributed before the

    3,901merger

US$ Mn

    115.5

    785

    ENI-A2EOC-ACHI-AENI-A2ENI-A1EOC-ACHI-A

Source: Santiago stock-exchange 20/07/2016

Executive summary     p.20

Valuation methodologies outcomes—US$ Mn

ENI-A2    ENI-A1(1)EOC-ACHI-A(2)

Market price: US$ 8,664 Mn*    Market price : US$ 3,901 Mn*Market price : US$ 601 Mn* (3)

DFC

(+- 0.50% on central    8,052 5,3813,509572

WACC)

8,684    5,6424,035628

Comparable

transactions    9,247 6,2146,8683,7224,114807892

(+-5% on mid-point)

Trading

comparables    8,094 8,9465,4516,0243,3813,737622687

(+-5% on mid point)

Market

analysts    8,407 9,2915,1625,7053,6684,054880

(+-5% on mid point)

1) Implied values

2) Highly illiquid / irrelevant trading volumes

3) Market price considers that Chilectra would distribute an extraordinary dividend of CLP$ 120Bn (US$ 183 Mn)

* Values as of July 20th 2016

Executive summary

Holding discount

| p.21 |

The **holding discount, defined as the % difference between NAV[(1)]** and the stock market value of a company, in Santander's opinion, would be mostly accounted for by the following factors:

- **Corporate organizational chart cascade effect**
- **Complex corporate structure**, through cross-holdings between companies
- **Distance of consolidating vehicles** from Opcos
- **Access to investors**, at the listed Holdco or listed Opco level
- **Different liquidities** between Holdcos and Opcos
- **Presence of expenses at the Holdco level in addition** to Opco expenses

Recognition of holding discount at the first stage of Carter II

	Chile	Américas
Tyndall	ENI CH 31% EOC CH 16%	-
Deutsche Bank	-	-
BofA ML	ENI CH 17%	-
IM Trust	-	EOC-A 22% CHI-A 22%
Colin Baker (PwC)	-	-
Rafael Malla (Deloitte)	-	-
Mario Torres (KPMG)	-	-

Conclusions and choice of methodology

- In the specific case of the potential holding discount for ENI-A and EOC-A, Santander is of the opinion that its quantification could lead to calculation method errors. This is due mostly to the following:
  - Discounts arising from the difference between the fair equity value calculated by Santander ("DCF") and the market value of ENI-A y EOC-A, are very similar (**ENI-A ~ -5% vs EOC-A ~ -7%** on average since they began trading)
  - Although from the current corporate structure one could surmise greater subordination by ENI-A in relation to EOC-A, one must consider that ENI-A has significant direct holdings in operational assets and not only through EOC-A and/or CHI-A. This should reduce or substantially eliminate an additional holding discount at ENI-A compared to EOC-A
  - The comparable holding cases analyzed evidence discount variations that range from 11% to 42% compared to the equity value of the companies consolidated therein
- **Moreover, one should bear in mind the holding costs of the 3 Americas vehicles since they are included in DCF valuations and assume a higher adjustment at the holding level at ENI-A compared to the two other entities involved in the merger**

(1) NAV: *"Net Asset Value"*, i.e. the summation of market values of the underlying assets minus their net financial debt

Santander
GLOBAL CORPORATE BANKING

Executive summary

Outcome of merger

| p.22 |

US$ Mn	Methodology	Equity value (US$m) ENI-A2	Equity value (US$m) EOC-A	Equity value (US$m) CHI-A	Share exchange EOC-A	Merged ENI-A (% stake) Controller	ENI-A Minorities	EOC-A Minorities	% ENI-A
Market trading value	Trading values at current date	8,760	4,033	618	2.8	51.2%	33.2%	15.5%	84.4%
	Stock Price (CLP$) 20/07/2016[1]	116.7	321.7	351.4					
Case 1 - DCF no control	Discounted free cash flow values – Does not distinguish between controlling and non-controlling stakes	8,773	3,908	670	2.7	51.4%	33.4%	15.1%	84.8%
	Stock Price (CLP$)	116.9	311.7	381.1					
Case 2 – DCF control	Discounted free cash flow values – Does distinguish between controlling and non-controlling stakes	8,780	4,167	645	2.8	50.9%	33.1%	16.0%	84.0%
	Stock Price (CLP$)	117.0	332.4	366.5					
Average – other methodologies	Weighted average trading comparable multiples, comparable transactions multiples and target prices	9,130	3,912	827	2.6	51.7%	33.6%	14.6%	85.4%
	Stock Price (CLP$)	121.7	312.0	470.2					
Shareholder Proposed Exchange	Shareholder meeting proposed exchange	8,780	4,239	863	2.8	50.8%	33.0%	16.2%	83.7%
	Stock Price (CLP$)	117.0	338.1	490.4					

Note: values include the agreed tax benefit for the merger. For CHI-A, values take into account an extraordinary dividend of CLP$ 120 Bn (US$ 183 Mn) which will be distributed before the merger
1) In the case that the agreed tax benefit for the merger and the extraordinary dividend for CHI-A are not considered, the stock prices would be: ENI-A2 = $ 115.5; EOC-A = $ 311.2; CHI-A = $446.0

Santander
GLOBAL CORPORATE BANKING

Executive summary    p.23

Conclusions and considerations on the corporate interest of the operation

This independent valuation has been prepared by Banco Santander Chile S.A. (“Santander”), at the express request of the Board of Endesa Americas S.A.

(“Endesa”)

In preparing the independent valuation of the operations comprising the Merger, we used Discounted Cash Flow (DCF) as well as methods and market benchmarks that support DCF (multiples of comparable transactions, multiples of traded variables, market value, review of research analyst documentation and analyses of independent valuation reports)

Santander is of the opinion that the Merger is a sensitive process for shareholders in the various companies involved, in particular for shareholders with minority interests. Consequently, we must address economic, market, regulatory and strategic aspects to attain an exchange of shares between the parties involved, at a fair value. For Santander, this value is equivalent to:

-    2.6 – 2.8 shares in Enersis Americas = 1 share in Endesa Americas (minority interests in EOC-A between 14.6%-16.0%)

Assuming the above is complied with, the Merger will be positive and therefore contribute to the interest of Enersis Americas, Endesa Americas, Chilectra Americas

and the shareholders involved, taking into account the following:

-    Withdrawal right to be potentially exercised by the shareholders of Enersis Americas, Endesa Americas and Chilectra Americas as a result of the Merger, not to exceed 10%, 7.72% and 0.91% respectively

-    The Board of Enersis Americas announced it intended to submit a tender offer (OPA) for all the shares and ADRs issued by Endesa Americas not held by Enersis

    Americas, at a price of CLP 285 per share. The OPA to be contingent upon approval of the Merger by the shareholders of Enersis Americas, Endesa Americas and Chilectra Americas, and fulfillment of the first Withdrawal Right condition

-    The controlling shareholder of Enel S.p.A. said that the notional exchange ratio announced for the merger is favorable to the interests of all shareholders, and that it would consequently vote in favor of the Merger at the relevant extraordinary shareholders’ meeting

Table of contents    p.24

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Analysis of Enersis corporate restructuring process

p.25

Restructuring at Enersis level: situation post Carter I before LatAm restructuring enel
60.6%
enersis
International Assets
99.1%
chilectra
60.0%
endesa chile
Local
International
International
Local
Distribution
Distribution
Shared
Generation
Distribution
Generation + Others
chilectra
edelnor
CODENSA
Cachoeira
Fortaleza
ampla
coelce
Cien
Com&Serv
CTM
Tesa
EDESUR
enel Brazil
EDEGEL
CHINANGO
emgesa
costanera
El Chocón S.A.
cemsa
endesa chile
Parent Company
Three Regionals Holdings
Countries and Business
Local operating companies

Source: Company presentations
* Cemsa is a trading company
1) Includes: Los Molles, Rapel-Sauzal, Laja, Ralco-Pangue, Tarapaca, D. Almagro-Tal Tal, Huasco, San Isidro, Bocamina, TG Quintero, Canela, Ojos de Agua

Santander GLOBAL CORPORATE BANKING

Analysis of Enersis corporate restructuring process

p.26

Restructuring at Enersis Level: phases of Carter II project

Initial situacion



Enel SPA
100%
Enel Latinoamérica
60%
Enersis
99%
60%
Chilectra Chile
Endesa Chile

- Spin-off at Endesa Chile and Chilectra level into four different entities grouping the Chilean and international assets separately:
  1. Endesa Chile: generation assets in Chile
  2. Chilectra Chile: distribution business in Chile
  3. Endesa Americas: assets outside Chile of the old Endesa Chile
  4. Chilectra Americas: holdings in distribution businesses outside Chile

Phase I



Enel SPA
100%
Enel Latinoamérica
60%
60%
Enersis Chile
Enersis Américas
99%
60%
99%
60%
Chilectra Chile
Endesa Chile
Chilectra Américas
Endesa Américas
Gx & Dx Internat.

- De-merger at the Enersis level and creation of two new entities:
  1. Enersis Chile: consolidates 99.1% of Chilectra Chile and 60% of Endesa Chile
  2. Enersis Americas: consolidates all international assets of the old Enersis Chile, more than 60% of Endesa Americas and 99.1% of Chilectra Americas

Phase II



Enel SPA
100%
Enel Latinoamérica
60%
>50%
Enersis Chile
Enersis Américas
Chilectra Américas
Endesa Américas
99%
60%
Chilectra Chile
Endesa Chile
ARG
BR
COL
PE

- Merger of Chilectra Americas and Endesa Americas with Enersis Americas

Source: corporate information

Santander
GLOBAL CORPORATE BANKING

Analysis of Enersis corporate restructuring process

| p.27 |

Description of the two restructuring stages

endesa américas
Grupo Enel
LatAm Restructuring

Stage 1

- Appeals Court held the asset spinoff was not an OPR[(1)]
- However, this Court held that the merger between the Americas vehicles must be considered as an OPR

Stage 2

- SVS accepted the decision and hence did not appeal before the Supreme Court

1

- The Board appointed independent valuators and experts

2

- The Directors' Committee appointed independent valuators and appraisers

Experts	Pablo D'Agliano	Colin Baker	Emilio Venegas
Board's independent valuator	Itaú BBA	Santander	BBVA
Directors' Committee's independent valuator	-	Tyndall	-
Fairness opinion valuators	Bank of America Merrill Lynch	Deutsche Bank	IMTrust

3

- Each Director must send a note mentioning the social benefits of this operation for the shareholders

4

- The Directors' Committee must send a note on the merger

5

- The shareholders must approve the merger at the JGA (>2/3 votes)

(1) Operation between Related Parties

Santander
GLOBAL CORPORATE BANKING

Table of contents    p.28

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Regulatory matters

| p.29 |

Regulations of the generation business in LatAm

	Peru	Brazil	Colombia
Long-term auctions	Auctions for 15, 20 and 30 years	Auctions for 15, 20 and 30 years	Open contracts
Payments based on capacity	• Revenues based on recognition during peak demand • Recognition of dual-generation for gas turbines	• Revenues based on recognition during peak demand	• Auctions for a minimum of 20 years • Recognition of dual-generation for gas turbines
Guaranteed frequency of *pass through* recalculation	12.0% Determined by law	11.4% Calculated in each revision	13.9% Calculated in each revision
Rates set utilizing objective criteria	Each 3-12 months	Each 3-12 months	Monthly
Markets with audited or driven costs	Spot market with audited costs	Spot market with audited costs	Spot market with driven costs

Source: Enersis presentation

Santander
GLOBAL CORPORATE BANKING

Regulatory matters

| p.30 |

Regulations of the distribution business in LatAm

	Peru	Brazil	Colombia
Concession term	Indefinite	30 years	Indefinite
Stable regulatory framework	1st 1997 # of revisions: 4	1st 2003 # of revisions: 3	1st 1997 # revisions: 3
Real pre-tax profit margin	12.0% Determined by law	11.4% Calculated in each revision	13.9% Calculated in each revision
Rates set utilizing objective criteria	New replacement value over the real network	New replacement value over the real network	New replacement value over the real network
Tariff revisions	Edelnor: 2013 and 2017	Coelce: 2015 and 2019 Ampla: 2014 and 2019	Codensa: 2014
Conflict Resolutions	• Regulator solves conflicts and imposes sanctions	• Chamber of Commerce solves conflicts between agents • Getulio Vargas Foundation is in charge of arbitrage • Regulator solves disputes between regulated and clients and imposes sanctions	• Regulator solves conflicts and imposes sanctions • Regulator imposes sanctions: SSPD +CREG

Source: Enersis presentation

Santander
GLOBAL CORPORATE BANKING

Table of contents    p.31

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

p.32

Description of the companies

Shareholder details

Enersis Americas


6.3%
11.8%
11.6%
9.8%
60.6%
enersis américas
Grupo Enel
Enel
ADRs
AFPs
Custodian banks
Others

Endesa Americas


6.3%
9.7%
15.8%
3.0%
60.0%
endesa américas
Grupo Enel
ENI-A
ADRs
AFPs
Custodian banks
Others

Chilectra Americas


1.0%
99.0%
chilectra américas
Grupo Enel
ENI-A
Others

Company	Description
enel	• Enel is a world leader in the electricity and gas industries, present in over 30 countries and with a clear focus on Europe and Latin America • The company has net installed capacity of app. 90 gigawatts (GW) and a distribution network stretching over more than 1.9 million kilometers • The company's market cap is EUR 39 Bn
AFP CAPITAL, Provida, Cuprum AFP, HABITAT	• Pension fund managers (AFPs) are stock companies exclusively dedicated to the management of a pension fund, as well as the payment of retirement, disability and death benefits to their affiliates, as provided in the law governing the pension savings system in Chile

Source: Company as of May 2016

Santander
GLOBAL CORPORATE BANKING

| p.33 |

Description of the companies

Enersis Americas

Key financial figures

US$ Mn

Revenues


1,859
1,804
1Q 2015
1Q 2016

EBITDA


600
117
-110
607
1Q2015
Operating
Fx
1Q2016

Net Income


279
246
1Q 2015
1Q 2016

Net Debt


1,795
1,816
1Q 2015
1Q 2016

EBITDA breakdown 1Q2016

By country


11%
42%
23%
24%
Colombia
Brazil
Peru
Argentina

By business


45%
55%
Generation
Distribution

Geographic presence



Asset	Description
Fortaleza	327 MW (Termo)
Cachoeira	665 MW (Hydro)
Cien	2,000 MW
Ampla	3.0 Mn (Customers)
Coelce	3.8 Mn (Customers)

Asset	Description
Emgesa	444 MW (Termo)
Emgesa	3,015 MW (Hydro)
Codensa	2.9 Mn (Customers)

Asset	Description
Edegel	1,200 MW (Termo)
Edegel	783 MW (Hydro)
Edelnor	1.3 Mn (Customers)

Asset	Description
Dock Sud	870 MW (Termo)
Costanera	2,304 MW (Termo)
El Chocón	1,364 MW (Hydro)
Edesur	2.5 Mn (Customers)

Source: Corporate information

Santander
GLOBAL CORPORATE BANKING

| p.34 |

Description of the companies

Endesa Américas

Key financial figures

US$ Mn


1,151
755
1,190
629
2014
2015
Revenues
EBITDA


540
282
584
291
2014
2015
Revenues
EBITDA


161
70
215
108
2014
2015
Revenues
EBITDA

Energy sales by client type


26%
54%
20%
8%
40%
52%
5%
0%
95%
DisCos
Non-regulated clients
Spot

Geographic presence



Asset	Description
Fortaleza	327 MW (Termo)
Cachoeira	665 MW (Hydro)
Cien	2.000 MW
Ampla	3.0 Mn (Customers)
Coelce	3.8 Mn (Customers)

Asset	Description
Emgesa	444 MW (Termo)
Emgesa	3,015 MW (Hydro)

Asset	Description
Edegel	1,200 MW (Termo)
Edegel	783 MW (Hydro)
Edelnor	1.3 Mn (Customers)

Asset	Description
Dock Sud	870 MW (Termo)
Costanera	2,304 MW (Termo)
El Chocón	1,364 MW (Hydro)

Fuente: Corporate information. 2015 results presentation
1) Total debt for Endesa Chile as of end 2015

Santander
GLOBAL CORPORATE BANKING

Description of the companies

| p.35 |

Chilectra Américas

Key Financials

- Between March 1-31, 2016, Chilectra Americas sustained losses attributable to the controlling company in the equivalent of CLP $ 9.4 billion
- These results are mostly accounted for by the losses sustained in Argentina of ~$18 million, partly offset by positive results generated in Brazil, Peru and Colombia
- At March 31st, the company recorded no financial indebtedness

Breakdown of Electricity Sales by Country


18%
30%
22%
29%
Peru
Argentina
Colombia
Brazil

Geographic presence



Asset	Description
Ampla	3.0 Mn (Customers)
Coelce	3.8 Mn (Customers)
Fortaleza[1]	327 MW (Thermo)
Cachoeira[1]	665 MW (Hydro)
Cien[1]	2,000 MW

Asset	Description
Codensa	2.9 Mn (Customers)

Asset	Description
Edelnor	1.3 Mn (Customers)

Asset	Description
Edesur	2.5 Mn (Customers)

Source: Financial Statements at end 2015
1) Through an equity interest in Enel Brazil

Santander
GLOBAL CORPORATE BANKING

| p.36 |

Description of the companies

Americas vehicles ownership structure

Peru

	Nota (1)	ENI-A2	ENI-A1	EOC-A	CHI-A
Gx	Edegel	58.6%	21.1%	62.5%	
Gx	Chinango	46.9%	16.9%	50.0%	
Gx	Piura	96.5%	96.5%		
Dx	Edelnor	75.5%	60.1%		15.6%
Others	Generalima	100%	100%		
Others	Caboblanco	100%	100%		

Brazil

		ENI-A2	ENI-A1	EOC-A	CHI-A
Gx	Endesa Brasil	84.4%	50.9%	37.1%	11.3%
Gx	Cachoeira	84.2%	50.8%	37.0%	11.2%
Gx	Fortaleza	84.4%	51.0%	37.1%	11.3%
Tx	Cien	84.4%	50.9%	37.1%	11.3%
Dx	Coelce	64.9%	45.2%	21.9%	6.6%
Dx	Ampla	92.0%	45.3%	17.4%	36.7%
Others	Com e Serv	84.4%	50.9%	37.1%	11.3%

Colombia

		ENI-A2	ENI-A1	EOC-A	CHI-A
Gx	Emgesa	37.7%	21.6%	26.9%	
Dx	Codensa(2)	47.8%	38.6%		9.2%

Argentina

		ENI-A2	ENI-A1	EOC-A	CHI-A
Gx	Costanera	45.4%		75.7%	
Gx	Dock Sud	40.2%	40.2%		
Gx	El Chocon	39.2%		65.4%	
Tx	TESA	84.4%	50.9%	37.1%	11.3%
Tx	CTM	84.4%	50.9%	37.1%	11.3%
Dx	Edesur	71.6%	37.6%	0.5%	34.1%
Others	Cemsa	82.0%	55.0%	45.0%	

Nota 1):
- ENI-A2: Enersis Américas consolidated, taking into account stakes in Endesa Américas (EOC-A), ~60% and Chilectra Américas (CHI-A), ~ 99,1%
- ENI-A1: Enersis Américas stand alone *not* taking into account stakes in Endesa Américas (EOC-A), ~60% y Chilectra Américas (CHI-A), ~ 99,1%

2) Considers merger with ECC

Santander GLOBAL CORPORATE BANKING

Description of the companies

| p.37 |

Description of the companies comprising the restructuring perimeter - Generation

Company	Territorial Presence	Brief Description	Installed Capacity (MW)
EDEGEL		▪ Edegel S.A.A. is a privately-held electric distribution company ▪ Total actual capacity of 1,686 MW (including its subsidiary Chinango with 195MW), of which 784 MW are hydro and 902 MW are thermal ▪ Edegel is part of the Peruvian National Power Grid	1,686
CHINANGO		▪ Chinango S.A.C. is a Peruvian utility mostly engaged in electricity generation and distribution ▪ Total actual capacity of 195 MW hydro generation, distributed in two stations, Yanango (43 MW) and Chimay (152 MW)	195
endesa eepsa		▪ Empresa Eléctrica de Piura S.A. (Eepsa), is active in electricity generation, transmission, distribution and trading ▪ It runs the Eléctrica Malacas 2 and 3; power stations a thermal power generation complex with total installed capacity of 298 MW	298
endesa brasil		▪ Endesa Brasil S.A operates as a holding company and is present in energy distribution, generation, transmission and trading ▪ The company is present in four states, where it serves close to 5.4 million customers and participates in electricity generation through subsidiaries Cachoeira and Fortaleza (987 MW combined)	987
endesa cachoeira		▪ Cachoeira Dourada SA is a hydro power station located on the Paranaíba River, in the city of Cachoeira Dourada, state of Goiás ▪ It runs ten units with a combined 665 MW installed capacity	665
Fortaleza		▪ Located in the municipality of Caucaia, 50 km from the capital of the state of Ceará. Endesa Fortaleza is a combined-cycle thermal power station with 322 MW installed capacity ▪ The station is NG-fired, with capacity to generate one third of the electricity needs of Ceará, with a population of app. 8.2 million	322
emgesa		▪ The largest electricity generator in Colombia, located in the outskirts of the city of Bogota. It comprises 13 power stations with capacity totaling 3,059 MW, including El Guavio (1,213 MW), the country's largest hydro power station. Of these 13 facilities, 11 are hydro and two are thermal	3,059

Source: Financial reports by the companies, corporate presentations and websites

Santander
GLOBAL CORPORATE BANKING

Description of the companies

| p.38 |

Description of the companies comprising the restructuring perimeter - Generation

Company	Territorial Presence	Brief Description	Installed Capacity (MW)
endesa costanera	Argentina	▪ The Costanera station is located in Buenos Aires and comprises six thermal generation facilities with capacity of 1,138 MW, which can run on either natural gas or fuel oil ▪ It also runs two CC stations with capacity of app. 859 MW and 327 MW respectively	2,324
Central Dock Sud	Argentina	▪ Central Dock Sud S.A., is an electricity generation and trading company located in Dock Sud, in the Province of Buenos Aires ▪ It runs one CC NG-fired power station with net capacity of 870 MW, outfitted with four gas turbines and one steam turbine	870
El Chocón	Argentina	▪ Hidroeléctrica El Chocón S.A. is a hydro generation company straddling the provinces of Neuquén and Río Negro ▪ This hydro complex has an aggregate installed capacity of 1,328 MW and comprises the stations of El Chocón, with 1,200 MW installed capacity (pondage hydro station) and Arroyito, with installed capacity of 128 MW	1,328

Source: Financial reports by the companies, corporate presentations and websites

Santander GLOBAL CORPORATE BANKING

p.39

Description of the companies

Description of the companies comprising the restructuring perimeter - Transmission

Company	Territorial Presence	Brief Description	Transmission Lines (Km)
Cien		▪ Compañía de Interconexión Energética S.A. (CIEN) is a Brazilian energy transmission company. Its complex comprises two frequency conversion stations, Garabi I and Garabi II, (which convert, in both directions, the frequencies used in Brazil -60 Hertz- and Argentina -50 Hertz) and transmission lines ▪ On the Argentine side, they are managed by two subsidiaries: Compañía de Transmisión del Mercosur S.A. (CTM) and Transportadora de Energía S.A. (TESA), both of which are wholly-owned by CIEN ▪ The interconnection grid consists of two transmission lines covering a total distance of 1,000 kilometers, and the Garabí conversion facility.	1,000
Tesa			
CTM			

Source: Financial reports by the companies, corporate presentations and websites

Santander
GLOBAL CORPORATE BANKING

Description of the companies

| p.40 |

Description of the companies comprising the restructuring perimeter - Distribution

Company	Territorial Presence	Brief Description	Customers (# million)
edelnor		• Edelnor is the electrical utility concessionaire for the north of the Metro Lima region and the Constitutional Province of Callao, Province of Huara, Province of Huaral, Province of Barranca and Province of Oyón • Edelnor sells electricity to 1.3 million customers • Of the total, 94.5% are residential, 3.3% are commercial, 0.1% are industrial, and 2.1% are other customers	1,3
coelce		• Coelce is the electrical distribution utility for the State of Ceará, in northeastern Brazil, covering a concession area of 149,000 km2, serving a population of over 8 million people • Coelce sells electricity to 3.8 million customers • Of the total, 77.7% are residential, 6.4% are commercial, and the remaining 15.9% serve other customers, most notably rural	3,8
ampla		• Ampla is an energy distribution company present in 73.3% of the territory of the State of Río de Janeiro, serving a population of over 8 million people • Ampla sells electricity to 3 million customers • Of the total, 90.5% are residential, 6.1% are commercial, and 3.4% are other users	3,0
codensa		• Codensa distributes and sells electricity in Bogota and in 103 municipalities in different political subdivisions across the country • Codensa sells electricity to 2.9 million customers • Of the total, 88.8% are residential, 9.5% are commercial, 1.6% are industrial, and 0.2% are other customers.	2,9
EDESUR		• Edesur's principal line of business is electricity distribution and trading in the southern zone of Buenos Aires • Edesur sells electricity to 2.5 million customers • Of the total, 87.6% are residential customers, 11.1% are commercial, 1.0% are industrial, and 0.3% are other users	2,5

Source: Financial reports by the companies, corporate presentations and websites

Santander
GLOBAL CORPORATE BANKING

Table of contents    p.41

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Valuation of equity interests involved in the merger

| p.42 |

Valuation methodologies used

1. Discounted cash flow "DCF":

- Business Plan provided by EOC-A
- Specifically, we note different calculation methodologies for terminal value:
  - Perpetuity according to Gordon Shapiro method
  - Perpetuity according to "Key Value Driver" method (RONIC vs WACC)
  - Refund of book value of assets at the end of the concession
  - Annuity until the end of the concession

2. Comparable transactions multiples:

- These multiples may or may not include a control premium, depending on whether the acquisition resulted in the entry of a controlling shareholder
- The most significant transactions in the various different businesses have been selected (Gx, Tx and Dx) in the markets under analysis


1
5
2
4
3

3. Comparable trading multiples:

- These multiples do not have an implied control premium
- For **Gx,** the following methodology was used:
  - ✓ **Peru and Colombia:** mean of comparable trading in the Andean region (including Chile)
  - ✓ **Brazil and Argentina:** multiples of locally-traded companies
- For **Dx,** the following methodology was used:
  - ✓ **Peru and Colombia:** mean of multiples of Edelnor and Luz del Sur
  - ✓ **Brazil:** locally-traded companies
  - ✓ **Argentina:** locally-traded companies
- For **Tx** the following methodology was used:
  - ✓ **Peru and Colombia:** N/A
  - ✓ **Brazil:** locally-traded companies
  - ✓ **Argentina:** locally-traded companies

4. Analysts' target prices:

- Considered target prices of analysts providing coverage for ENI-A and EOC-A. Since CHI-A has no analysts' coverage, account has been taken of the implied SOTP value in the Scotiabank report

5. Current market value:

- Account has been taken of the values traded in terms of market cap (and enterprise value) starting with the first quote for the Americas vehicles

Santander
GLOBAL CORPORATE BANKING

| p.43 |

Valuation of equity interests involved in the merger

Valuation methodologies on terminal value for each company

	Perpetuity FCF	Perpetuity target RONIC	Annuity FCF	Others
Gx	EDEGEL; CHINANGO; endesa eepsa; enel Brazil		endesa costanera; Central Dock Sud; El Chocón	endesa cachoeira: Concession until 2027 + residual value on fixed assets Fortaleza: Contracts until 2023 + capacity payments until 2031 emgesa: Projections until 2024 + perpetuity
Dx		edelnor; ampla; EDESUR; codensa coelce: Sudene fiscal benefit until 2016 extended for 10 años. Afterwards, 34% tax rate		
Tx	TESA; CTM			Cien: Concession expire in 2020 and 2022 + residual value on fixed assets
Others	Generalima; Caboblanco; Com&Serv; Cemsa; Holdings			

Source: Methodology agreed between the Company and Santander

Santander GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger p.44

Key macroeconomic indicators

GDP (%) Inflation (%)

35%

5% 4.10% 4.11% 4.25% 4.40%

3.70% 3.97%

3.30% 30%

3.10% 3.10% 3.30% 31.50%

3% 2.60% 2.90%

2.93% 2.97% 3.00% 25%

2.30% 2.60%

1.80% 2.30%

2.00% 23.00%

1% 1.60% 20%

0.20% 20.00%

15% 17.00%

(1%)

(0.90%) 14.00%

10% 7.50% 11.50%

6.10% 5.70% 5.50%

(3%) 7.10% 5.00% 4.60%

5% 4.80% 3.99% 4.04% 3.76%

3.50%

(3.60%) 3.70% 3.20% 2.91% 2.73% 2.56% 2.40%

(5%) 0%

2016 2017 2018 2019 2020 2021 2016 2017 2018 2019 2020 2021

Demand growth per country (%) TC Medio vs. USD(2)

12% 25

(1)

9.50%

10%

20

8% 20.1

19.3

6% 4.38% 4.58% 15 16.3 16.9 17.3

4.08% 4.30% 4.03% 15.6

4% 2.78% 3.30% 3.40% 3.50%

2.90% 2.90%

2% 2.36% 2.90% 3.00% 3.10% 3.30% 10

2.30% 2.24% 2.50% 2.70%

0% 1.75%

5 3.9 4.0 4.0 3.9 3.9 3.8 3.3

(2%) 3.5 3.7 3.5 3.5 3.4

(0.62%) 3.3

3.1 3.2 3.2 3.2 3.3

(4%) (2.80%) -

2016 2017 2018 2019 2020 2021 2016 2017 2018 2019 2020 2021

Source: Coporate information

(1) Peru’s growth in 2016 is explained by the entry into service of mining projects

(2) Colombian figures are divided by 1000 Argentina Brazil Colombia Peru

Table of contents    p.45

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

| p.46 |

Valuation of equity interests involved in the merger

i) Discounted cash flow

Deleveraged Discounted Cash Flow

- Using the DCF method, a company is valued based on its intrinsic medium-term growth perspectives, not being significantly affected by short-term market decision or events
- The DCF method calculates the enterprise value ("EV") as the present value of "funds from operations" ("FFO") after discounting the weighted-average cost of capital ("WACC")
- The present value of FFO after a certain number of periods (n) is known as Terminal Value ("TV")
- The above may be summarized using the following formula:

$$EV = \left(\sum_{t=1}^{n} \frac{FFO_t}{(1 + WACC)^t} + \frac{TV}{(1 + WACC)^n} \right)$$

Terminal Value

Method 1.1: FCL - Gordon Shapiro Perpetuity

- The Gordon Shapiro method to calculate the terminal value of a company is a variation of the discounted FFO model
- The most significant assumption in this method is to assume growth of flows at a constant rate (g) to perpetuity
- Consequently, this method is only advisable for mature companies, with relatively low, stable and constant growth over the years

$$FFO_t = EBITDA_t - Taxes_t - CAPEX_t - \Delta WK_t$$

$$\text{Gordon Shapiro } VT_{t=0} = \frac{\frac{FFO_{n+1}}{WACC - g}}{(1+WACC)^n}$$

Method1.2: Cash Flow Annuity

- This is an extension of the Gordon Shapiro Method, here the most significant difference is that the projection is not to perpetuity, but rather to a limited number of years (p)

$$\text{Annuity } TV_{t=0} = \frac{\frac{FFO_{n+1}}{WACC - g} \cdot \left[1 - \left(\frac{1+g}{1+WACC}\right)^p\right]}{(1+WACC)^n}$$

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger

| p.47 |

i) Discounted cash flow

Terminal Value

Method 2: Target RONIC Perpetuity - Key Value Driver

- A correct estimate of Terminal Value is of the essence for an accurate valuation, since TV generally represents a large percentage of enterprise value
- The target RONIC perpetuity method ("KVD" or "Key Value Driver") has been applied in this valuation exercise to the Distribution business because of its Capex-intensive nature in order to meet regulatory demands

$$\text{Terminal Value}_t = \frac{NOPAT_{t-1}\left(1 - \dfrac{g}{RONIC}\right)}{WACC - g}$$

- $NOPAT_{t-1}$ is operating Margin after Taxes during the first year after the projections for a given period
- g indicates NOPAT perpetuity growth (after the projection period). For valuation purposes, we have considered 2.2% in US dollars for all companies
- RONIC is the expected rate of return on marginal capital invested
- In other words, RONIC may be said to measure the return generated when a company converts its capital into Capex to generate additional income

Method 3: Refund of assets at book value

- This method combines with the previous ones, in which, in the case of concessions, the value of fixed assets not yet amortized is refunded
- For this valuation exercise, the companies that receive a refund for these assets are Cachoeira (generation company) and Cien (transmission line)
- In the case of Cachoeira, the estimated refund will be R$ 300 million
- In the case of Cien, there are two refunds because one of the two concessions expires in 2020 and the other in 2022
  - Residual value for 2020: R$ 335 million
  - Residual value for 2022: R$ 320 million
- Since residual value is refunded at the end of the concession, its present value was calculated using the following formula:

$$\text{Refund Value}_{t=0} = M * \frac{\left(\dfrac{1 + i_{Lc}}{1 + i_{US}}\right)^{n-2020}}{(1 + WACC)^{n-2016}}$$

- M= Refundable amount in US dollars
- i_{Lc} = Local currency inflation
- i_{US} = USD inflation
- n = final year of concession

Santander
GLOBAL CORPORATE BANKING

p.48

Valuation of equity interests involved in the merger

i) Discounted cash flow methodology

DCF Valuation Methodology

3 resulting values: a mid case (MID) and 2 cases (LOW and HIGH) resulting from sensitivity to WACC (+/- 0.50%)

DCF- NO CONTROL:
Does not consider potential value of control

- All interests are valued neutrally without considering the difference in the equity weight of ENI-A, EOC-A, CHI-A
- MID case considered for merger exchange purposes

DFC - CONTROL:
Considers potential value of control

Company	LOW case	MID case	HIGH case
enersis américas Grupo Enel	Minority interest or need to have to EOC-A/CHI-A control	Relevant minority interest but with the need to have to EOC-A/CHI-A control	Majority or sufficient interest to control without needing EOC-A/CHI-A
endesa américas Grupo Enel	Minority interest or need to have to ENI-A/CHI-A control	Relevant minority interest but with the need to have to ENI-A/CHI-A participate in control	Majority or sufficient interest to control without needing ENI-A/CHI-A
chilectra américas Grupo Enel	Minority interest not key to control at the ENI-A level	Minority interest allowing ENI-A to achieve control or at least 50% + 1 share	N/A

Santander GLOBAL CORPORATE BANKING

| p.49 |

Valuation of equity interests involved in the merger

i) Discounted cash flows: summary of ENI-A valuation

enersis américas
Grupo Enel

Holdings

Company	Stake	LOW	MID	HIGH
ENI-A	100.0%	1,020	1,013	1,004
EOC-A	60.0%	27	27	26
CHI-A	99.1%	-151	-153	-154

US$ Mn

Peru

	Company	Stake	LOW	MID	HIGH
Gx	Edegel	58.6%	1,087	1,173	1,273
Gx	Chinango	46.9%	184	199	217
Gx	Piura	96.5%	139	154	172
Dx	Edelnor	75.5%	1,097	1,210	1,342
Oth.	Generalima	100.0%	-79	-79	-80
Oth.	Caboblanco	100.0%	4	4	4

Brazil

	Company	Stake	LOW	MID	HIGH
Gx	Endesa Brasil	84,4%	26	13	-2
Gx	Cachoeira	84,2%	363	370	378
Gx	Fortaleza	84,4%	235	240	245
Tx	Cien	84,4%	235	240	244
Dx	Coelce	64,9%	579	622	669
Dx	Ampla	92,0%	205	281	364
Oth.	Com e Serv	84,4%	202	218	236

Colombia

	Company	Stake	LOW	MID	HIGH
Gx	Emgesa	37.7%	1,632	1,795	1,983
Dx	Codensa	47.8%	1,015	1,106	1,210

Argentina

	Company	Stake	LOW	MID	HIGH
Gx	Costanera	45.4%	27	28	30
Gx	Dock Sud	40.2%	51	52	54
Gx	El Chocon	39.2%	125	128	131
Tx	TESA	84.4%	-16	-16	-16
Tx	CTM	84.4%	-16	-16	-16
Dx	Edesur	71.6%	50	60	71
Oth.	Cemsa	82.0%	8	8	9

Control case (shaded grey)

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger     p.50

i) Discounted cash flows: summary of ENI-A valuation

US$ Mn

10,000

9,000     8878,684

    0206609

8,000     1,210

7,000     1,63232

6,000     0

5,000     902236

    244

4,000     621

3,000     1,342

2,000    1,442 75

    0

1,000

0

    % Proportional Equity per Business% Proportional Equity per Geography

    Others HoldingArgentina Holding

    2%10%3%10%Peru

    31%

    Gx

    45%

    Colombia

    Dx33%

    41%

    Brazil

    Tx23%

    2%

| p.51 |

Valuation of equity interests involved in the merger

i) Discounted cash flows: summary of EOC-A valuation

endesa américas
Grupo Enel

Holdings

Company	Stake	LOW	MID	HIGH
EOC-A	100.0%	46	45	44

US$ Mn

Peru

Segment	Company	Stake	LOW	MID	HIGH
Gx	Edegel	62.5%	1,158	1,250	1,357
Gx	Chinango	50.0%	196	212	231

Brazil

Segment	Company	Stake	LOW	MID	HIGH
Gx	Endesa Brasil	37.1%	12	6	-1
Gx	Cachoeira	37.0%	160	163	166
Gx	Fortaleza	37.1%	104	106	108
Tx	Cien	37.1%	104	105	107
Dx	Coelce	21.9%	195	210	225
Dx	Ampla	17.4%	39	53	69
Oth.	Com e Serv	37.1%	89	96	104

Colombia

Segment	Company	Stake	LOW	MID	HIGH
Gx	Emgesa	26.9%	1,163	1,279	1,412

Argentina

Segment	Company	Stake	LOW	MID	HIGH
Gx	Costanera	75.7%	45	47	50
Gx	El Chocon	65.4%	209	214	219
Tx	TESA	37.1%	-7	-7	-7
Tx	CTM	37.1%	-7	-7	-7
Dx	Edesur	0.5%	0	0	0
Oth.	Cemsa	45.0%	4	5	5

Control Case

Santander GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger     p.52

i) Discounted cash flows: summary of EOC-A valuation

US$ Mn

4,500     04454,035

    268

4,000     1,412

3,500     14

3,000

2,500    263 89

105

2,000    274

1,588

1,500

1,000

500

0

% Proportional Equity per Business    % Proportional Equity per Geography

    Colombia

    35%

Tx    Brazil

Gx    2% 18%

88%

Dx

7%    Argentina

Other    7%

2%

Holding    PeruHolding 1%

1%    39%

Valuation of equity interests involved in the merger

| p.53 |

i) Discounted cash flows: summary of CHI-A valuation

chilectra américas
Grupo Enel

Holdings

Company	Stake	LOW	MID	HIGH
CHI-A	100.0%	-153	-154	-155

US$ Mn

Peru

Segment	Company	Stake	LOW	MID	HIGH
Dx	Edelnor	15.6%	226	250	277

Brazil

Segment	Company	Stake	LOW	MID	HIGH
Gx	Endesa Brasil	11.3%	4	2	0
Gx	Cachoeira	11.2%	48	49	50
Gx	Fortaleza	11.3%	31	32	33
Tx	Cien	11.3%	31	32	33
Dx	Coelce	6.6%	59	64	68
Dx	Ampla	36.7%	82	112	145
Oth.	Com e Serv	11.3%	27	29	32

Colombia

Segment	Company	Stake	LOW	MID	HIGH
Dx	Codensa	9.2%	196	214	234

Argentina

Segment	Company	Stake	LOW	MID	HIGH
Tx	TESA	11.3%	-2	-2	-2
Tx	CTM	11.3%	-2	-2	-2
Dx	Edesur	34.1%	24	29	34

Control case (grey shading)

Santander GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger     p.54

i) Discounted cash flows: summary of CHI-A valuation

US$ Mn

1,000

900     29

800     214

    628

700

600     175274

    154

500

400     31

300    226 83

200

100

0

% Proportional Equity per Business    % Proportional Equity per Geography

    OtherBrazil

    3%41%Colombia

    27%

Dx

82%    Gx

    11%Argentina

    3%

    TxPeru

    4%29%

Valuation of equity interests involved in the merger

| p.55 |

i) Discounted cash flows: **CONTROL** Case (summary)

US$ Mn

						Values at 100%					ENI-A2		ENI-A1		EOC-A		CHI-A	
Company	Business	ENI-A2	ENI-A1	EOC-A	CHI-A	Equity LOW	Equity MID	Equity HIGH	DFN	EBITDA	% Equity	EV/EBITDA	% Equity	EV/EBITDA	% Equity	EV/EBITDA	% Equity	EV/EBITDA
Edegel	Gx	58.6%	21.1%	62.5%		1,855	2,001	2,172	158	271	1,087	7.4x	273	5.4x	1,357	8.6x	-	n.a.
Chinango	Gx	46.9%	16.9%	50.0%		392	425	463	31	39	184	10.8x	45	7.6x	231	12.6x	-	n.a.
Piura	Gx	96.5%	96.5%			144	160	178	44	49	172	4.5x	172	4.5x	-	n.a.	-	n.a.
Edelnor	Dx	75.5%	60.1%		15.6%	1,453	1,602	1,776	413	214	1,342	10.3x	1,117	10.6x	-	n.a.	226	8.7x
Generalima	Otros	100.0%	100.0%			- 79	- 79	- 80	42	- 0	- 80	n.a.	- 80	n.a.	-	n.a.	-	n.a.
Caboblanco	Other	100.0%	100.0%			4	4	4	- 8	- 0	4	n.a.	4	n.a.	-	n.a.	-	n.a.
Resto	Other																	
Peru	∑					**3,770**	**4,113**	**4,513**	**679**	**572**	**2,708**	**8.3x**	**1,531**	**7.9x**	**1,588**	**9.0x**	**226**	**8.7x**
Endesa Brasil	Gx	84.4%	50.9%	37.1%	11.3%	31	16	- 2	- 294	- 34	- 2	8.7x	- 9	9.2x	6	8.2x	4	7.8x
Cachoeira	Gx	84.2%	50.8%	37.0%	11.2%	431	440	449	- 35	87	378	4.8x	232	4.8x	163	4.7x	48	4.6x
Fortaleza	Gx	84.4%	51.0%	37.1%	11.3%	279	285	290	1	67	245	4.3x	150	4.4x	106	4.2x	31	4.2x
Cien	Tx	84.4%	50.9%	37.1%	11.3%	279	284	289	16	64	244	4.7x	149	4.8x	105	4.7x	31	4.6x
Coelce	Dx	64.9%	45.2%	21.9%	6.6%	893	958	1,031	323	235	622	5.5x	433	5.5x	210	5.5x	64	5.5x
Ampla	Dx	92.0%	45.3%	17.4%	36.7%	223	305	395	1,037	226	281	5.9x	138	5.9x	53	5.9x	112	5.9x
Com e Serv	Other	84.4%	50.9%	37.1%	11.3%	240	258	280	2	11	236	26.3x	156	28.7x	89	22.6x	27	22.6x
Resto	Other																	
Brazil	∑					**2,375**	**2,546**	**2,732**	**1,050**	**656**	**2,003**	**5.5x**	**1,250**	**5.5x**	**731**	**5.3x**	**317**	**5.7x**
Emgesa	Gx	37.7%	21.6%	26.9%		4,328	4,758	5,256	1,688	629	1,632	9.6x	785	8.5x	1,412	11.0x	-	n.a.
Codensa	Dx	47.8%	38.6%		9.2%	2,123	2,314	2,532	630	434	1,210	7.3x	998	7.4x	-	n.a.	214	6.8x
Resto	Other																	
Colombia	∑					**6,451**	**7,072**	**7,788**	**2,318**	**1,063**	**2,842**	**8.5x**	**1,784**	**7.9x**	**1,412**	**11.0x**	**214**	**6.8x**
Costanera	Gx	45.4%		75.7%		60	63	66	62	50	27	2.5x	(3)	n.a.	50	2.6x	-	n.a.
Dock Sud	Gx	40.2%	40.2%			127	130	134	28	45	54	3.6x	54	3.6x	-	n.a.	-	n.a.
El Chocon	Gx	39.2%		65.4%		320	327	334	44	40	125	9.1x	(6)	n.a.	219	9.5x	-	n.a.
TESA	Tx	84.4%	50.9%	37.1%	11.3%	- 19	- 19	- 19	26	2	- 16	4.5x	(9)	4.7x	- 7	4.2x	- 2	4.2x
CTM	Tx	84.4%	50.9%	37.1%	11.3%	- 20	- 19	- 19	25	1	- 16	4.4x	(10)	4.6x	- 7	4.2x	- 2	4.2x
Edesur	Dx	71.6%	37.6%	0.5%	34.1%	70	84	99	168	196	60	1.3x	32	1.3x	0	1.2x	29	1.3x
Cemsa	Other	82.0%	55.0%	45.0%		10	10	11	- 1	1	9	7.3x	6	7.6x	4	6.6x	-	n.a.
Resto	Other																	
Argentina	∑					**547**	**576**	**606**	**353**	**334**	**243**	**2.3x**	**64**	**1.7x**	**259**	**5.3x**	**24**	**1.3x**
ENI Americas	Holding	100.0%	100.0%			1,020	1,013	1,004	- 1,176	- 16	1,013	10.0x	1,013	10.0x	-	n.a.	-	n.a.
Endesa Americas	Holding	60.0%		100.0%		46	45	44	- 62	- 2	27	7.1x	-	n.a.	45	7.1x	-	n.a.
Chilectra Americas	Holding	99.1%			100.0%	- 153	- 154	- 155	138	- 2	- 153	9.8x	-	n.a.	-	n.a.	- 154	9.8x
Holdings	∑					**913**	**904**	**892**	**- 1,101**	**- 20**	**887**	**9.8x**	**1,013**	**10.0x**	**45**	**7.1x**	**- 154**	**9.8x**
Total	∑					**14,057**	**15,210**	**16,532**	**3,300**	**2,605**	**8,684**	**6.6x**	**5,642**	**6.5x**	**4,035**	**8.2x**	**628**	**5.1x**

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger

| p.56 |

i) Discounted cash flows: **NO-CONTROL** Case (summary)

US$ Mn

						Values at 100%			ENI-A2		ENI-A1		EOC-A		CHI-A	
Company	**Business**	**ENI-A2**	**ENI-A1**	**EOC-A**	**CHI-A**	**Equity**	**DFN**	**EBITDA**	**% Equity**	**EV/EBITDA**	**% Equity**	**EV/EBITDA**	**% Equity**	**EV/EBITDA**	**% Equity**	**EV/EBITDA**
Edegel	Gx	58.6%	21.1%	62.5%		2,001	158	271	1,173	8.0x	423	8.0x	1,250	8.0x	-	n.a.
Chinango	Gx	46.9%	16.9%	50.0%		425	31	39	199	11.6x	72	11.6x	212	11.6x	-	n.a.
Piura	Gx	96.5%	96.5%			160	44	49	154	4.2x	154	4.2x	-	n.a.	-	n.a.
Edelnor	Dx	75.5%	60.1%		15.6%	1,602	413	214	1,210	9.4x	963	9.4x	-	n.a.	250	9.4x
Generalima	Other	100.0%	100.0%			-79	42	-0	-79	n.a.	-79	n.a.	-	n.a.	-	n.a.
Caboblanco	Other	100.0%	100.0%			4	-8	-0	4	n.a.	4	n.a.	-	n.a.	-	n.a.
Peru	**Σ**					**4,113**	**679**	**572**	**2,661**	**8.2x**	**1,537**	**7.9x**	**1,462**	**8.4x**	**250**	**9.4x**
Endesa Brasil	Gx	84.4%	50.9%	37.1%	11.3%	16	-294	-34	13	8.2x	8	8.2x	6	8.2x	2	8.2x
Cachoeira	Gx	84.2%	50.8%	37.0%	11.2%	440	-35	87	370	4.7x	223	4.7x	163	4.7x	49	4.7x
Fortaleza	Gx	84.4%	51.0%	37.1%	11.3%	285	1	67	240	4.2x	145	4.2x	106	4.2x	32	4.2x
Cien	Tx	84.4%	50.9%	37.1%	11.3%	284	16	64	240	4.7x	145	4.7x	105	4.7x	32	4.7x
Coelce	Dx	64.9%	45.2%	21.9%	6.6%	958	323	235	622	5.5x	433	5.5x	210	5.5x	64	5.5x
Ampla	Dx	92.0%	45.3%	17.4%	36.7%	305	1,037	226	281	5.9x	138	5.9x	53	5.9x	112	5.9x
Com e Serv	Other	84.4%	50.9%	37.1%	11.3%	258	2	11	218	24.3x	132	24.3x	96	24.3x	29	24.3x
Brazil	**Σ**					**2,546**	**1,050**	**656**	**1,983**	**5.5x**	**1,224**	**5.5x**	**738**	**5.4x**	**320**	**5.7x**
Emgesa	Gx	37.7%	21.6%	26.9%		4,758	1,688	629	1,795	10.3x	1,028	10.3x	1,279	10.3x	-	n.a.
Codensa	Dx	47.8%	38.6%		9.2%	2,314	630	434	1,106	6.8x	894	6.8x	-	n.a.	214	6.8x
Colombia	**Σ**					**7,072**	**2,318**	**1,063**	**2,901**	**8.6x**	**1,922**	**8.3x**	**1,279**	**10.3x**	**214**	**6.8x**
Costanera	Gx	45.4%		75.7%		63	62	50	28	2.5x	-	n.a.	47	2.5x	-	n.a.
Dock Sud	Gx	40.2%	40.2%			130	28	45	52	3.5x	52	3.5x	-	n.a.	-	n.a.
El Chocon	Gx	39.2%		65.4%		327	44	40	128	9.3x	-	n.a.	214	9.3x	-	n.a.
TESA	Tx	84.4%	50.9%	37.1%	11.3%	-19	26	2	-16	4.3x	-10	4.3x	-7	4.3x	-2	4.3x
CTM	Tx	84.4%	50.9%	37.1%	11.3%	-19	25	1	-16	4.3x	-10	4.3x	-7	4.3x	-2	4.3x
Edesur	Dx	71.6%	37.6%	0.5%	34.1%	84	168	196	60	1.3x	32	1.3x	0	1.3x	29	1.3x
Cemsa	Other	82.0%	55.0%	45.0%		10	-1	1	8	6.9x	6	6.9x	5	6.9x	-	n.a.
Argentina	**Σ**					**576**	**353**	**334**	**245**	**2.3x**	**70**	**1.8x**	**252**	**5.2x**	**24**	**1.3x**
ENI Americas	Holding	100.0%	100.0%			1,013	-1,176	-16	1,013	10.0x	1,013	10.0x	-	n.a.	-	n.a.
Endesa Americas	Holding	60.0%		100.0%		45	-62	-2	27	7.1x	-	n.a.	45	7.1x	-	n.a.
Chilectra Americas	Holding	99.1%			100.0%	-154	138	-2	-153	9.8x	-	n.a.	-	n.a.	-154	9.8x
Holdings	**Σ**					**904**	**-1,101**	**-20**	**887**	**9.8x**	**1,013**	**10.0x**	**45**	**7.1x**	**-154**	**9.8x**
Total	**Σ**					**15,210**	**3,300**	**2,605**	**8,677**	**6.6x**	**5,766**	**6.6x**	**3,776**	**7.7x**	**653**	**5.2x**

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the    merger p.57

i) Discounted cash flows: summary of valuation under this methodology – CONTROL Case

LOW CASE (WACC + 0.5%)    MID CASE (CONTROL)HIGH CASE (WACC – 0.5%)

    610,3051,634711,033

Merger by     1,40459,4611,6159,392

    8,684

Incorporation    8,052

in ENI-A

US$ Mn

ENI-A2    EOC-A 40%CHI-A 0.9%Merged ENI-AENI-A2EOC-A 40%CHI-A 0.9%Merged ENI-AENI-A2EOC-A 40%CHI-A 0.9%Merged ENI-A

    11,033

    10,3054,083745

    3,5095729,4614,035628

Merger value

detail at

company level     6,206

5,381    5,642

US$ Mn

ENI-A1    EOC-A 100%CHI-A 100%Merged ENI-AENI-A1EOC-A 100%CHI-A 100% Merged ENI-AENI-A1EOC-A 100%CHI-A 100%Merged ENI-A

Table of contents    p.58

1. Glossary

2. Introduction

3. Executive ummary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Valuation of equity interests involved in the merger    p.59

ii) Multiples of transaction comparables

The methodology of comparable transaction multiples is based on a sample of transactions of operationally-related companies in the same sector as ENI-A,

EOC-A and CHI-A. This analysis is intended to do the following:

For the ratios that could be used in the comparable transactions methodology, in order to define a range of values, we considered the

EV/EBITDA multiple as being the most significant. The EV/EBITDA multiple compares enterprise value to the company’s capacity to generate gross earnings (EBITDA). Therefore, it could be considered as a proxy for the payback ratio of the amount paid for the acquisition

To execute this methodology, we considered EBITDA for 2016E at ENI-A,

EOC-A and CHI-A, included in the company’s business plan

We considered the average of the EV/EBTDA multiple of recent transactions,

to which we applied a variation of ±5%, to obtain a range of values

Some of the transactions analyzed include acquisitions in which a majority interest was purchased, which is why a control premium may exist. For this reason, this method is used for the most part in cases in which there is a change of control

Valuation of equity interests involved    in the merger p.60

ii) Multiples of transaction comparables(1)

    BrazilPeruColombiaArgentina

    14.6x13.4x

    11.2x12.4x12.2x11.8x11.3x11.5x

    10.0x10.0x10.5x10.4x

Gx     8.5x8.6x

6.4x    6.0x6.7x5.5x5.5x4.8x

    2.9x2.1x3.2x

1    23 4 56 7891234512123

    11.3x

    9.4x9.2x

8.5x    8.0x7.9x8.5x

    6.6x 6.9x6.3x 6.6x

Dx     5.8x5.6x5.5x5.9x

    4.1x4.1x3.8x

    1.9x2.5x2.5x3.1x

1    23456123412123456

    17.5x

    10.2x

    9.0x 9.0x8.4x(2)

Tx    6.3x 7.7x 6.5x8.1x6.4x6.4x

1    23 456781

Note: Numbers correspond to transactions with details in the annex

1) Details in the annex

2) Ajusted median not including maximum multiple

| p.61 |

Valuation of equity interests involved in the merger

ii) Multiples of transaction comparables

US$ Mn

						Values at 100%			ENI-A2		ENI-A1		EOC-A		CHI-A	
Company	Business	ENI-A2	ENI-A1	EOC-A	CHI-A	Equity	DFN	EBITDA	% Equity	EV / EBITDA	% Equity	EV / EBITDA	% Equity	EV / EBITDA	% Equity	EV / EBITDA
Edegel	Gx	58.6%	21.1%	62.5%		2,171	158	271	1,272	8.6x	459	8.6x	1,356	8.6x	-	8.6x
Chinango	Gx	46.9%	16.9%	50.0%		306	31	39	143	8.6x	52	8.6x	153	8.6x	-	8.6x
Piura	Gx	96.5%	96.5%			377	44	49	364	8.6x	364	8.6x	-	8.6x	-	8.6x
Edelnor	Dx	75.5%	60.1%		15.6%	1,295	413	214	978	8.0x	778	8.0x	-	8.0x	202	8.0x
Generalima	Other	100.0%	100.0%			- 44	42	- 0	- 44	8.6x	- 44	8.6x	-	8.6x	-	8.6x
Caboblanco	Other	100.0%	100.0%			8	- 8	- 0	8	8.6x	8	8.6x	-	8.6x	-	8.6x
Peru	**∑**					**4,113**	**679**	**572**	**2,722**	**8.3x**	**1,617**	**8.3x**	**1,509**	**8.6x**	**202**	**8.0x**
Endesa Brasil	Gx	84.4%	50.9%	37.1%	11.3%	- 45	- 294	- 34	- 38	10.0x	- 23	10.0x	- 17	10.0x	- 5	10.0x
Cachoeira	Gx	84.2%	50.8%	37.0%	11.2%	470	- 35	87	395	5.0x	239	5.0x	174	5.0x	53	5.0x
Fortaleza	Gx	84.4%	51.0%	37.1%	11.3%	336	1	67	283	5.0x	171	5.0x	125	5.0x	38	5.0x
Cien	Tx	84.4%	50.9%	37.1%	11.3%	255	16	64	215	4.2x	130	4.2x	95	4.2x	29	4.2x
Coelce	Dx	64.9%	45.2%	21.9%	6.6%	1,228	323	235	796	6.6x	555	6.6x	268	6.6x	81	6.6x
Ampla	Dx	92.0%	45.3%	17.4%	36.7%	454	1,037	226	417	6.6x	205	6.6x	79	6.6x	166	6.6x
Com e Serv	Other	84.4%	50.9%	37.1%	11.3%	105	2	11	89	10.0x	53	10.0x	39	10.0x	12	10.0x
Brazil	**∑**					**2,801**	**1,050**	**656**	**2,158**	**5.8x**	**1,330**	**5.8x**	**763**	**5.5x**	**374**	**6.2x**
Emgesa	Gx	37.7%	21.6%	26.9%		5,541	1,688	629	2,090	11.5x	1,197	11.5x	1,489	11.5x	-	11.5x
Codensa	Dx	47.8%	38.6%		9.2%	3,062	630	434	1,463	8.5x	1,183	8.5x	-	8.5x	283	8.5x
Colombia	**∑**					**8,602**	**2,318**	**1,063**	**3,553**	**10.1x**	**2,380**	**9.8x**	**1,489**	**11.5x**	**283**	**8.5x**
Costanera	Gx	45.4%		75.7%		96	62	50	44	3.2x	-	3.2x	73	3.2x	-	3.2x
Dock Sud	Gx	40.2%	40.2%			115	28	45	46	3.2x	46	3.2x	-	3.2x	-	3.2x
El Chocon	Gx	39.2%		65.4%		84	44	40	33	3.2x	-	3.2x	55	3.2x	-	3.2x
TESA	Tx	84.4%	50.9%	37.1%	11.3%	- 16	26	2	- 13	6.4x	- 8	6.4x	- 6	6.4x	- 2	6.4x
CTM	Tx	84.4%	50.9%	37.1%	11.3%	- 17	25	1	- 14	6.4x	- 8	6.4x	- 6	6.4x	- 2	6.4x
Edesur	Dx	71.6%	37.6%	0.5%	34.1%	439	168	196	314	3.1x	165	3.1x	2	3.1x	149	3.1x
Cemsa	Other	82.0%	55.0%	45.0%	0.0%	5	- 1	1	4	3.2x	3	3.2x	2	3.2x	-	3.2x
Argentina	**∑**					**707**	**353**	**334**	**414**	**3.2x**	**198**	**3.2x**	**120**	**3.3x**	**146**	**3.1x**
ENI Americas	Holding	100.0%	100.0%			1,016	- 1,176	- 16	1,016	9.8x	1,016	9.8x	-	9.8x	-	9.8x
Endesa Americas	Holding	60.0%		100.0%		38	- 62	- 2	23	9.8x	-	9.8x	38	9.8x	-	9.8x
Chilectra Americas	Holding	99.1%			100.0%	- 154	138	- 2	- 153	9.8x	-	9.8x	-	9.8x	- 154	9.8x
Holdings	**∑**					**900**	**- 1,101**	**- 20**	**887**	**9.8x**	**1,016**	**9.8x**	**38**	**9.8x**	**- 154**	**9.8x**
Total	∑					17,124	3,300	2,605	9,733	7.3x	6,541	7.4x	3,918	8.0x	850	5.9x

Note: Cachoeira, Fortaleza and Cien multiples have been reduced to half due to a shorter lifetime with respect to the financial projections used for the DCF.

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger

| p.62 |

ii) Multiples of transaction comparables: valuation summary under this methodology

Merger by Incorporation in ENI-A

US$ Mn

LOW CASE (-5% sobre MID)


9,247
1,490
7
10,744
ENI-A2
EOC-A 40%
CHI-A 0.9%
Merged ENI-A

MID CASE


9,733
1,568
8
11,309
ENI-A2
EOC-A 40%
CHI-A 0.9%
Merged ENI-A

HIGH CASE (+5% over MID)


10,220
1,647
8
11,875
ENI-A2
EOC-A 40%
CHI-A 0.9%
Merged ENI-A

Merger value detail at company level

US$ Mn


6,214
3,722
807
10,744
ENI-A1
EOC-A 100%
CHI-A 100%
Merged ENI-A


6,541
3,918
850
11,309
ENI-A1
EOC-A 100%
CHI-A 100%
Merged ENI-A


6,868
4,114
892
11,875
ENI-A1
EOC-A 100%
CHI-A 100%
Merged ENI-A

Santander
GLOBAL CORPORATE BANKING

Table of contents    p.63

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Valuation of equity interests involved in the merger     p.64

iii) Multiples of trading comparables

The trading multiples method is based on an analysis of the market price for the equities and their corresponding multiples on a sample of companies that must be similar to the companies under valuation

This method is based on the general assumption that the price of the equity in the stock market represents the best proxy for the financial value of a company. In fact, in an efficient speculator-free market, the market price for an equity should reflect investors’ expectations regarding growth of future results of a company, its degree of associated risk and its volatility

To apply this method, a series of ratios or multiples on comparable listed companies is generated, including the price (numerator) and a given parameter such as earnings or other financial data (denominator). The average/mean of the ratios obtained is applied consistently to the variables determined for the companies under valuation, so as to obtain a notional value of how the market could value the company

The reference multiple used in the valuation of ENI-A, EOC-A and CHI-A is EV/EBITDA

Peru    ColombiaBrazilArgentina

Gx

Tx

Dx

Valuation of equity interests involved in the merger     p.65

iii) Multiples of trading comparables: EV/EBITDA multiples

Generation Business

Andean Region: EV/EBITDA Mean 9.2x     Brazil: EV/EBITDA Mean 6.9xArgentina EV/EBITDA Mean 4.1x

Debt / Assets 28%     Debt / Assets 30%Debt / Assets 29%(2)

23%    43% 23%38%23%15%7%50%35%31%56%6%19%16%45%

13.0x

10.5x    10.3x

    8.8x9.3x9.2x

    8.5x8.4x

    7.7x7.5x7.5x7.7x7.0x

    6.1x6.2x6.9x(1)

    4.8x

    4.2x3.9x4.1x

Isagen AES Gener Colbun Engie Peru E.CL    Endesa Ch EdegelCelsiaCPFLEDP BrasilCEMIGTractebelAES TieteCESPCOPELCostaneraPampaCentral Puerto

Transmission Business     Distribution Business

Brazil EV/EBITDA 7.9x     Argentina EV/EBITDA 3.9xA. Region EV/EBITDA 7.4xBrazil EV/EBITDA 4.7xArgentina EV/EBITDA 4.1x

Debt / Assets 28%     Debt / Assets 28%(2)Debt/ Assets 24%Debt / Assets 25%Debt / Assets 25%(2)

33%    42%9%22%25%22%28%

    8.8x

    7.4x

8.2x    6.1x

    7.5x 7.9x

    4.7x

    4.1x

    3.9x

    n.s.

    n.s.

    Luz del SurEDELNOREquatorialCOELCEEDENOR

TAESA    Alupar CESPTransener

Debt/Assets

1) Values max (10.3x) and min (4.8x) excluded from mean

2) Debt / Assets for Argentina: mean of other countries is assumed in order to simulate a long-term

Valuation of equity interests involved in the merger

p.66

iii) Multiples of trading comparables

US$ Mn

									ENI-A2		ENI-A1		EOC-A		CHI-A	
Company	**Business**	**ENI-A2**	**ENI-A1**	**EOC-A**	**CHI-A**	**Equity**	**DFN**	**EBITDA**	**% Equity**	**EV / EBITDA**	**% Equity**	**EV / EBITDA**	**% Equity**	**EV / EBITDA**	**% Equity**	**EV / EBITDA**
Edegel	Gx	58.6%	21.1%	62.5%		2,406	158	271	1,410	9.5x	509	9.5x	1,503	9.5x	-	9.5x
Chinango	Gx	46.9%	16.9%	50.0%		339	31	39	159	9.5x	57	9.5x	170	9.5x	-	9.5x
Piura	Gx	96.5%	96.5%			420	44	49	405	9.5x	405	9.5x	-	9.5x	-	9.5x
Edelnor	Dx	75.5%	60.1%		15.6%	1,173	413	214	886	7.4x	705	7.4x	-	7.4x	183	7.4x
Generalima	Other	100.0%	100.0%			-44	42	-0	-44	9.5x	-44	9.5x	-	9.5x	-	9.5x
Caboblanco	Other	100.0%	100.0%			8	-8	-0	8	9.5x	8	9.5x	-	9.5x	-	9.5x
Peru	**∑**					**4,302**	**679**	**572**	**2,825**	**8.6x**	**1,640**	**8.4x**	**1,672**	**9.5x**	**183**	**7.4x**
Endesa Brasil	Gx	84.4%	50.9%	37.1%	11.3%	60	-294	-34	50	6.9x	30	6.9x	22	6.9x	7	6.9x
Cachoeira	Gx	84.2%	50.8%	37.0%	11.2%	336	-35	87	283	3.5x	171	3.5x	124	3.5x	38	3.5x
Fortaleza	Gx	84.4%	51.0%	37.1%	11.3%	232	1	67	196	3.5x	118	3.5x	86	3.5x	26	3.5x
Cien	Tx	84.4%	50.9%	37.1%	11.3%	237	16	64	200	3.9x	121	3.9x	88	3.9x	27	3.9x
Coelce	Dx	64.9%	45.2%	21.9%	6.6%	787	323	235	511	4.7x	356	4.7x	172	4.7x	52	4.7x
Ampla	Dx	92.0%	45.3%	17.4%	36.7%	30	1,037	226	28	4.7x	14	4.7x	5	4.7x	11	4.7x
Com e Serv	Other	84.4%	50.9%	37.1%	11.3%	72	2	11	61	6.9x	37	6.9x	27	6.9x	8	6.9x
Brazil	**∑**					**1,754**	**1,050**	**656**	**1,328**	**4.2x**	**846**	**4.2x**	**525**	**4.1x**	**169**	**4.4x**
Emgesa	Gx	37.7%	21.6%	26.9%		4,263	1,688	629	1,608	9.5x	921	9.5x	1,145	9.5x	-	9.5x
Codensa	Dx	47.8%	38.6%		9.2%	2,597	630	434	1,241	7.4x	1,004	7.4x	-	7.4x	240	7.4x
Colombia	**∑**					**6,860**	**2,318**	**1,063**	**2,849**	**8.5x**	**1,924**	**8.3x**	**1,145**	**9.5x**	**240**	**7.4x**
Costanera	Gx	45.4%		75.7%		139	62	50	63	4.1x	-	4.1x	105	4.1x	-	4.1x
Dock Sud	Gx	40.2%	40.2%			154	28	45	62	4.1x	62	4.1x	-	4.1x	-	4.1x
El Chocon	Gx	39.2%	0.0%	65.4%	0.0%	118	44	40	46	4.1x	0	4.1x	77	4.1x	-	4.1x
TESA	Tx	84.4%	50.9%	37.1%	11.3%	-19	26	2	-16	4.6x	-9	4.6x	-7	4.6x	-2	4.6x
CTM	Tx	84.4%	50.9%	37.1%	11.3%	-19	25	1	-16	4.6x	-10	4.6x	-7	4.6x	-2	4.6x
Edesur	Dx	71.6%	37.6%	0.5%	34.1%	644	168	196	461	4.1x	242	4.1x	3	4.1x	219	4.1x
Cemsa	Other	82.0%	55.0%	45.0%		6	-1	1	5	4.1x	4	4.1x	3	4.1x	-	4.1x
Argentina	**∑**					**1,024**	**353**	**334**	**606**	**4.1x**	**288**	**4.1x**	**175**	**4.1x**	**215**	**4.1x**
ENI Americas	Holding	100.0%	100.0%			1,038	-1,176	-16	1,038	8.5x	1,038	8.5x	-	8.5x	-	8.5x
Endesa Americas	Holding	60.0%		100.0%		41	-62	-2	25	8.5x	-	8.5x	41	8.5x	-	8.5x
Chilectra Américas	Holding	99.1%			100.0%	-152	138	-2	-150	8.5x	-	8.5x	-	8.5x	-152	8.5x
Holdings	**∑**					**928**	**-1,101**	**-20**	**913**	**8.5x**	**1,038**	**8.5x**	**41**	**8.5x**	**-152**	**8.5x**
Total	**∑**					**14,869**	**3,300**	**2,605**	**8,520**	**6.5x**	**5,737**	**6.6x**	**3,559**	**7.3x**	**655**	**5.2x**

Fuente: Bloomberg July 18th, 2016

Note: multiples of Cachoeira, Fortaleza and Cien have been halved due to the shorter useful life of these assets, compared to the financial projections used in the DCF

Santander
GLOBAL CORPORATE BANKING

| p.67 |

Valuation of equity interests involved in the merger

iii) Multiples of trading comparables - Generation

Company	Territorial Presence	Brief Description	Installed Capacity (MW)
EDEGEL	Peru	• Peruvian electrical generation company • Runs 2 thermal and 7 hydro power stations • Controlled by Grupo Enel	1,800
ISAGEN	Colombia	• Colombian energy generation and trading company • Runs 1 thermal and 5 hydro power stations • Owned by Canada's Brookfield equity fund	2,212
CELSIA	Colombia	• Colombian company focused on energy generation and distribution • Runs 2 thermal and 3 hydro power stations • Controlled by Grupo Argos	1,777
endesa chile	Chile	• Mostly in the energy generation and distribution business • With operations in Chile, Brazil, Argentina , Peru and Colombia • Runs 16 thermal and 11 hydro power stations, and 3 NCRE plants • Controlled by Grupo Enel	14,785
AES Gener	Chile	• Chilean electricity generation company • Runs 10 thermal and 2 hydro power stations and 1 NCRE plant • Operates in Argentina and Colombia through its subsidiaries • Controlled by AES Corp	5,081
Colbún	Chile	• Chilean electricity generation company • Runs 5 thermal and 15 hydro power stations and transmission lines • Controlled by Grupo Matte	2,962
E·CL GDF SUEZ	Chile	• Mostly in the energy generation and distribution business • Runs 11 thermal and 3 hydro power stations, transmission lines and a gas pipeline • Controlled by French group GDF Suez	2,018

Source: Financial reports by the companies, corporate presentations and websites

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger

| p.68 |

iii) Multiples of trading comparables - Generation

Company	Territorial Presence	Brief Description	Installed Capacity (MW)
EnerSur GDF SUEZ		• Peruvian company in the energy generation and distribution business • Runs 4 thermal and 1 hydro power stations • Controlled by French group Engie	1,952
Pampa Energía		• Argentinian company in the energy generation, transmission and distribution businesses[1] • Runs 4 thermal and 2 hydro power stations • Controlled by executives Marcelo Mindlin, Damián Mindlin, Gustavo Mariani and Ricardo Torres	2,217
Central Puerto		• Argentine energy generation company • Runs 3 thermal power stations • Controlled by Grupo SADESA	1,795
endesa costanera		• Argentine energy generation company • Runs 1 thermal power station • Controlled by Grupo Enel	1,138
engie Tractebel Energia		• Brazilian energy generation company • Runs 3 small thermal power stations, 9 hydro power stations,7 wind farms, 3 biomass stations and 1 solar farm • Controlled by French group Engie	7,049
emae		• Brazilian energy generation and water control company • Runs 1 hydro power station and 3 small hydro power stations • Controlled by the State of São Paulo	952
AES Tietê		• Brazilian energy generation company • Runs 9 hydro power stations and 3 small hydro power stations • Subsidiary of US-based AES Corporation	2,658

Source: Financial reports by the companies, corporate presentations and websites
1) Transmission business under the Transener brand. Distribution business under the Edenor brand

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger

| p.69 |

iii) Multiples of trading comparables - Generation

Company	Territorial Presence	Brief Description	Installed Capacity (MW)
Eletrobras		• Brazilian company in the energy generation and transmission business • It runs 45 hydro and 125 power stations, 8 wind farms and 2 thermonuclear stations. It has 61,000 km of transmission lines • Controlled by the State of Brazil	42,987
CPFL ENERGIA		• Brazilian energy generation and distribution company • It runs 48 small hydro, 6 hydro and 2 thermal power stations, 41 wind farms, 8 biomass plants and 1 solar farm. It distributes to 7.6 million customers	3,162
edp		• Brazilian energy generation and distribution company • It runs 16 hydro and 1 thermal power stations • Subsidiary of Energias de Portugal (EDP)	3,809
COPEL		• Brazilian energy generation, transmission and distribution company • It runs 18 hydro and 1 thermal power stations and 1 wind farm. It distributes energy to 3.5 million households and has 2,302 km of transmission lines • Controlled by the State of Paraná	4,754
CEMIG		• Brazilian energy generation, transmission and distribution company • It runs 84 hydro and 3 thermal power stations and 23 wind farms. It has 15,650 km of transmission lines and distributes to over 12 million customers • In Chile, it operates a transmission line together with Alusa • Controlled by the State of Minas Gerais	7,800
CESP		• Brazilian generation company • It runs 6 hydro power stations • Controlled by the State of São Paulo	6,649

Source: Financial reports by the companies, corporate presentations and websites

Santander
GLOBAL CORPORATE BANKING

| p.70 |

Valuation of equity interests involved in the merger

iii) Multiples of trading comparables - Transmission

Company	Territorial Presence	Brief Description	Installed Capacity (MW)
isa CTEEP		• Brazilian energy transmission company • 18,500 km of transmission lines in 16 Brazilian states • Controlled by Colombian-based ISA	18,500
Alupar		• Brazilian energy generation and transmission company • Runs transmission lines in Brazil and Chile • It runs 4 hydro and 5 small hydro power stations and 1 wind farm in Brazil, Colombia and Peru, totaling 687 MW of installed capacity • Controlled by Brazilian holding Guarupart	5,723
TGS		• Argentine NG transmission production and trading company • Largest NG supplier in Argentine, runs three gas pipelines for a total 7,935 km of pipeline • Controlled by CIESA	7,925
Transener		• Argentine energy transmission company • 14,385 km of HV transmission lines in Argentina • Controlled by Pampa Energía	14,385

Source: Financial reports by the companies, corporate presentations and websites

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger

| p.71 |

iii) Multiples of trading comparables - Distribution

Company	Territorial Presence	Brief Description	Customers (# million)
Luz del Sur	Peru	• Peruvian energy distribution company • Distributes energy in 30 districts of the province of Lima • Controlled by Sempra Energy International (US)	1.1
edelnor	Peru	• Peruvian energy distribution company, a subsidiary of Enersis Americas • Distributes energy in 52 districts • Controlled by Grupo Enel	1.3
Light	Brazil	• Brazilian energy distribution and generation company • Distributes energy in the State of Rio de Janeiro • It runs two hydro power stations and two pumping stations • Controlled by Brazilian generator CEMIG	4.2
equatorial energia	Brazil	• Brazilian energy distribution holding • Distributes to 4.5 million customers in the States of Maranhão (through CEMAR) and Pará (through CELPA) • Main shareholders: Squadra Investimentos, Opportunity and GIC	4.5
coelce	Brazil	• Brazilian energy distribution company • Distributes energy in the State of Caerá • Controlled by Grupo Enel	3.8
Edenor	Argentina	• Argentine energy distribution company • Distributes energy in 21 municipalities of the province of Buenos Aires • Controlled by Argentine generator Pampa Energía	2.8
EDESUR	Argentina	• Argentine energy distribution company • Distributes energy in the province of Buenos Aires • Controlled by Grupo Enel	2.5

Source: Financial reports by the companies, corporate presentations and websites

Santander GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger     p.72

iii) Multiples of trading comparables: valuation summary    under this methodology

LOW CASE (-5% over MID)    MID CASEHIGH CASE (+5% over MID)

    9,95110,448

    1,35369,4531,42461,4956

Merger by

Incorporation    8,094 8,5208,946

in ENI-A

US$ Mn

ENI-A2    EOC-A 40%CHI-A 0.9%Merged ENI-AENI-A2EOC-A 40%CHI-A 0.9%Merged ENI-AENI-A2EOC-A 40%CHI-A 0.9%Merged ENI-A

    10,448

    9,4539,9513,737687

    3,3816223,559655

Merger value

detail at

company level     6,024

5,451    5,737

US$ Mn

ENI-A1    EOC-A 100% CHI-A 100%Merged ENI-AENI-A1EOC-A 100%CHI-A 100%Merged ENI-AENI-A1EOC-A 100%CHI-A 100%Merged ENI-A

Table of contents    p.73

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Valuation of equity interests involved in the merger    p.74

iv) Analysts’ target prices and SOTP

Analysts (or “sell-side analysts”) try to prepare and subsequently advise investors on various viewpoints with regard to the value, risks and volatility of a given company, in order to provide advice to investors in their decision to buy, sell, short sell, hold or simply avoid a given equity in a company

To collect the necessary information for an analysis, analysts often review reports and news on the companies being studied and other aspects of relevance for the industry. Moreover, they participate in management conferences

Analysts prepare reports on the companies and industries being covered, in order to provide recommendations to investors (buy, sell or hold) and provide a price reference at which they value the equity (“target price”) with the relevant premium/discount vs. the current equity price. These reports may be accessed through various different sources. Moreover, stock brokerage firms often offer these reports to their clients free of charge

The sum-of-the-parts method (“SOTP”) generates an indicative value for the company, adding the value of its segments, subsidiaries or assets individually to the total value of the company

This methodology may be useful for the following groups:

-    Prospective buyers may want to use this methodology as a preliminary stage for corporate restructuring

-    Investors may be interested in using it because a business being traded for less than the sum of its parts could be “cheap”

Santander has used the following methodology to value the Americas vehicles:

    ENI-A2: average target prices by JPMorgan, Scotiabank, Banco Bice and Banco Security

    ENI-A1: implied value calculated by Santander

    EOC-A: average target prices by JPMorgan and Scotiabank

    CHI-A: SOTP obtained by Scotiabank research

Valuation of equity interests involved in the merger     p.75

iv) Analysts’ target prices and SOTP

ENI-A2    EOC-ACHI-AENI-A1

Mean: US$8,849 Mn    Mean: US$3,861 MnMean: US$926 MnMean: US$5,615 Mn

(US$m)

12,000    128 110119115316300

10,000    9,605

    8,906

    8,630

    8,255Implied ENI-A1 =

    ENI-A2—60% of

8,000     EOC-A – 99,1% of

    CHI-A

    The proforma equity value

6,000     takes into account an

    extraordinary dividend of5,433

    CLP$ 120 Bn (US$ 183 Mn)

    which will be distributed

    before the merger. The

    3,962unadjusted value of

4,000     3,761Scotiabank was US$ 1,110

    Mn

2,000

    926

0

Target

Price

(CLP)

Source: Bloomberg, July 18st, 2016

Valuation of equity interests involved in the    merger p.76

iv) Analysts’ target prices and SOTP: valuation summary under this methodology

LOW CASE (-5% over MID)    MID CASEHIGH CASE (+5% over MID)

    8910,923

    89,8831,54510,4031,623

    1,4689,291

8,407    8,849

Merger by

Incorporation

in ENI-A

US$ Mn

ENI-A2    EOC-A 40%CHI-A 0.9%Merged ENI-AENI-A2EOC-A 40%CHI-A 0.9%Merged ENI-AENI-A2EOC-A 40%CHI-A 0.9%Merged ENI-A

    10,40310,923

    9,883972

    9264,054

    3,6688803,861

Merger value

detail at

company level    5,334 5,6155,896

US$ Mn

ENI-A1    EOC-A 100%CHI-A 100%Merged ENI-AENI-A1EOC-A 100%CHI-A 100%Merged ENI-AENI-A1EOC-A 100%CHI-A 100%Merged ENI-A

Table of contents    p.77

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger Results

10. Appendix

Valuation of equity interests involved in the merger     p.78

v) Trading history of ENI-A, EOC-A and CHI-A

Share performance evolution

100 Base     Since ENI-A / EOC-A went publicPrice(local

    currency)

125

120

    115.5

115

    311.2

110     4,0

105     1,214.8

    4,108.7

100

    319.8

95     602.1

    161.9

90

85     76.5

80

IPSA Index    Enersis Chile Endesa ChileEnersis AmericasEndesa AmericasColbunAES GenerECLENEL

Historical Behavior—% Change

    Since

% Change     1 Week1 MonthApr-21-16

IPSA     1.8%3.2%4.3%

Enersis Chile     3.1%2.4%(12.2%)

Endesa Chile     (0.1%)(3.2%)(4.0%)

Enersis Americas     1.4%1.2%5.5%

Endesa Americas     1.3%3.9%5.2%

Colbun     2.5%(1.1%)(5.6%)

AES Gener     0.8%1.5%(0.7%)

ECL     0.5%8.7%7.0%

ENEL     2.7%4.4%3.0%

Mean     1.6%2.3%0.3%

Source: Bloomberg, June 21, 2016

Valuation of equity interests involved in the merger

| p.79 |

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

Historical Share Price - % Change

% Change		1 Week	1 Month	3 Months	6 Months	1 Year	5 Years
Generation Mean		2.7%	5.5%	1.1%	13.7%	9.4%	63.0%
	ENDESA Chile	(0.1%)	(3.2%)	-	-	-	-
	ENDESA Americas	1.3%	3.9%	-	-	-	-
	ENERSIS Chile	3.1%	2.4%	-	-	-	-
	ENERSIS Americas	1.4%	1.2%	-	-	-	-
	Colbun	2.5%	(1.1%)	(7.9%)	0.3%	(13.5%)	24.4%
	E,CL	0.5%	8.7%	7.9%	26.3%	33.1%	(3.9%)
	AES Gener	0.8%	1.5%	(3.2%)	3.8%	(11.6%)	15.2%
Peru	Engie Perú	2.8%	1.7%	(3.4%)	14.0%	(1.7%)	
Peru	Edegel	2.8%	12.0%	11.5%	16.5%	(21.0%)	70.6%
Peru	Isagen	8.7%	8.7%	8.8%	17.1%	61.5%	95.2%
Peru	Celsia	(0.9%)	(1.4%)	(2.4%)	27.8%	(8.1%)	(17.4%)
Brazil	CPFL Energia	1.2%	12.7%	0.7%	35.5%	5.5%	(7.7%)
Brazil	Cemig	14.2%	22.1%	(21.4%)	8.8%	(44.9%)	(78.6%)
Brazil	Copel	11.5%	24.8%	1.4%	24.4%	(14.7%)	(22.2%)
Brazil	EDP Brasil	4.2%	9.5%	(0.5%)	9.4%	14.4%	(65.0%)
Brazil	CESP	(0.9%)	(3.2%)	(31.7%)	(9.6%)	(40.9%)	(63.8%)
Brazil	Tractebel	(2.5%)	0.1%	4.5%	16.0%	12.5%	43.6%
Brazil	AES Tiete	4.0%	1.4%	(4.4%)	4.4%	(18.6%)	(40.2%)
Argentina	Pampa	(4.4%)	(3.8%)	41.9%	30.5%	96.5%	550.0%
Argentina	Endesa Costanera	(1.4%)	16.9%	(1.4%)	(1.4%)	43.4%	35.5%
Argentina	Central Puerto	10.8%	18.2%	20.6%	22.9%	79.9%	511.3%
Transmission Mean		3.5%	3.3%	10.7%	23.7%	32.6%	189.6%
Brazil	CTEEP	2.3%	2.8%	25.1%	40.9%	53.9%	35.6%
Brazil	Alupar	7.8%	17.8%	15.9%	42.6%	(6.5%)	(14.1%)
Brazil	Taesa	2.5%	8.0%	(1.8%)	18.9%	(8.8%)	(41.4%)
Argentina	TGS	3.9%	(7.0%)	7.6%	19.2%	79.3%	537.8%
Argentina	Transener	1.0%	(4.8%)	6.9%	(3.2%)	45.2%	429.9%
Distribution Mean		10.3%	9.7%	20.3%	19.1%	14.7%	100.6%
Peru	Luz del Sur	(0.8%)	(3.5%)	16.7%	4.0%	(7.0%)	60.3%
Peru	Edelnor Sede	(0.4%)	(3.6%)	17.7%	13.9%	(2.6%)	71.2%
Brazil	AES Eletropaulo	24.7%	21.9%	(0.2%)	5.5%	(51.2%)	(77.2%)
Brazil	Coelce	3.0%	8.1%	7.0%	18.4%	1.0%	25.3%
Brazil	Eletrobras	26.5%	36.5%	56.4%	66.0%	94.6%	(28.6%)
Argentina	Edenor	8.6%	(1.5%)	24.4%	6.9%	53.2%	552.7%

Source: Bloomberg, July 20, 2016

Santander GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger     p.80

v) Market valuation of ENI-A y EOC-A

Summary

(US$m)

    Given the importance of minority

Market Capitalization    8,854 3,972785

    interests in enterprise value, we note

    the range of values between the book

Book Value    2,2211,173-

Minority     and market values of minority interests

Interests

Market    3,5922,480-

Value(1)

    To calculate the market value of

Net Debt / (Cash)    2,199 1,503(28)

    minority interests, we have taken the

    current book value of minority interests

Book Value    13,2756,648756

Firm     and applied it the P/BV multiple of each

Value    Market entity

Value    14,6457,955756

EBITDA    2016E 2,5221,064-CHI-A is listed on the Santiago

    Exchange but lacks trading presence

EV/EBIT    Book Value 5.3x6.2x

DA

2016E    Market

Value    5.8x7.5x

P/VL     1.6x2.1x1.1x

Source: Company Information, Equity Research, and Bloomberg, July 18th, 2016. Fx USD/CLP 654.2 closing at June 2016 in order to make it comparable with the DCF analysis.

1) Market value of minority interests from the P/VL ratio of each company.

Table of contents    p.81

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of Trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

| p.82 |

Valuation of equity interests involved in the merger

vi) WACC


CAPM(1)
Market Risk Premium
x
Leveraged Beta
Risk-free Rate
+
Company risk premium
Interest rate
Tax rate
E / (D+E)
x
Ke
+
D / (D+E)
x
(1-T) x Kd
WACC

- **WACC** (Weighted average cost of capital) is the minimum rate of return that a company must attain with a given asset to meet the expectations of its creditors, shareholders and other capital providers
- The **D/(D+E)** ratio represents the financial structure of the valued company, calculated considering its optimal long-term structure. It is common market practice to use a "target financial structure" (e.g. the financial structure the company must have to maintain a financial position able to generate value for shareholders in the long term)
- **Kd** is the cost of debt, basically the interest rate at which the company is financed through funds borrower from third parties (e.g. banks, bondholders, etc.)
- **Ke** is the return demanded of company equities, basically the rate of return on the investments that the shareholders require in exchange for owning the equities and assuming the risk this entails

1) Capital Asset Pricing Model

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger

p.83

vi) WACC for generation business

WACC generation business				
US T-Bond	1.69%	1.69%	1.69%	1.69%
Country Risk premium	2.04%	3.94%	2.79%	5.05%
Unlevered Beta	0.72	0.64	0.72	0.84
D/E	36%	42%	36%	38%
Levered Beta	0.91	0.82	0.89	1.05
Risk premium (MRP)[1]	7.0%	7.0%	7.0%	7.0%
Additional premium for Country Risk				3.00%
Equity rate (Ke)	**10.1%**	**11.4%**	**10.7%**	**17.1%**
US T-Bond + EMBI	3.7%	11.3%	4.5%	7.1%
Spread	200pbs	200pbs	200pbs	200pbs
Interest rate (Kd)	**5.7%**	**13.3%**	**6.5%**	**9.1%**
After tax interest rate (Kd *(1-t))	**4.1%**	**8.8%**	**4.3%**	**5.9%**
D/D+E	27%	30%	27%	28%
E/D+E	73%	70%	73%	72%
Tax rate	28%	34%	34%	35%
WACC (nominal US$)	**8.5%**	**10.6%**	**9.0%**	**14.0%**

Ke

- Risk free: UST 10y bond (L3M avg.)
- Country Risk: JP Morgan EMBI (L3M avg.)
- Unlevered beta: average of territorial market comparables by geography
- % Debt: average of territorial market comparables by geography
- (Argentina: % leverage as average for Brazil , Peru and Colombia as LT proxy)
- Argentina is applied an additional 300 bps country risk due to future political-regulatory uncertainty

Kd

- Peru: UST *bond* + EMBI + 200 bps spread
- Brazil: CDI 2016 projection, 13.75% in BRL (Santander) converted into US$ subtracting the BRL/US inflation spread + 200 bps spread
- Colombia: UST *bond* + EMBI + 200 bps *spread*
- Argentina: 2016 sovereign bond yield in US$ + 200 bps spread

Comps

endesa chile, Colbún, EDEGEL, ISAGEN, E·CL, AES Gener, CELSIA, ENGIE

Eletrobras, CPFL Energia, ENGIE, edp, AES Tietê, COPEL, CEMIG, CESP, emae

Pampa Energía, endesa costanera, Central Puerto

1) Ibottson
Source: Bloomberg as of July 18th 2016

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger

p.84

vi) WACC for distribution business

WACC distribution business				
US T-Bond	1.69%	1.69%	1.69%	1.69%
Country Risk premium	2.04%	3.94%	2.79%	5.05%
Unlevered Beta	0.56	0.49	0.56	0.83
D/E	31%	33%	31%	32%
Levered Beta	0.68	0.60	0.67	1.01
Risk premium (MRP)[1]	7.0%	7.0%	7.0%	7.0%
Additional premium for Country Risk				3.0%
Equity rate (Ke)	**8.5%**	**9.9%**	**9.2%**	**16.8%**
US T-Bond + EMBI	3.7%	11.3%	4.5%	7.1%
Spread	200pbs	200pbs	200pbs	200pbs
Interest rate (Kd)	**5.7%**	**13.3%**	**6.5%**	**9.1%**
After tax interest rate (Kd *(1-t))	**4.1%**	**8.8%**	**4.3%**	**5.9%**
D/D+E	24%	25%	24%	24%
E/D+E	76%	75%	76%	76%
Tax rate	28%	34%	34%	35%
WACC (nominal US$)	**7.5%**	**9.6%**	**8.0%**	**14.2%**

Ke

- Risk free: UST 10y bond (L3M avg.)
- Country Risk: JP Morgan EMBI (L3M avg.)
- Unlevered beta: average of territorial market comparables by geography
- % Debt: average of territorial market comparables by geography
- (Argentina: % leverage as average for Brazil , Peru and Colombia as LT proxy)
- Argentina is applied an additional 300 bps country risk due to future political-regulatory uncertainty

Kd

- Peru: UST *bond* + EMBI + 200 bps spread
- Brazil: CDI 2016 projection, 13.75% in BRL (Santander) converted into US$ subtracting the BRL/US inflation spread + 200 bps spread
- Colombia: UST *bond* + EMBI + 200 bps *spread*
- Argentina: 2016 sovereign bond yield in US$ + 200 bps spread

Comps

- Luz del Sur, Edelnor
- Light, Equatorial Energia, Coelce
- Edenor, Edesur

1) Ibottson

Source: Bloomberg as of July 18th 2016

Santander
GLOBAL CORPORATE BANKING

Valuation of equity interests involved in the merger

| p.85 |

vi) WACC for transmission business

WACC transmission business				
US T-Bond		1.69%		1.69%
Country Risk premium		3.94%		5.05%
Unlevered Beta		0.60		1.01
D/E		39%		39%
Levered Beta		0.75		1.26
Risk premium (MRP)[(1)]		7.0%		7.0%
Additional premium for Country Risk				3.0%
Equity rate (Ke)		**10.9%**		**18.6%**
US T-Bond + EMBI		11.3%		7.1%
Spread		200pbs		200pbs
Interest rate (Kd)		**13.3%**		**9.1%**
After tax interest rate (Kd *(1-t))		**8.8%**		**5.9%**
D/D+E		28%		28%
E/D+E		72%		72%
Tax rate		34%		35%
WACC (nominal US$)		**10.3%**		**15.1%**

Ke

- Risk free: UST 10y bond (L3M avg.)
- Country Risk: JP Morgan EMBI (L3M avg.)
- Deleveraged beta: average of territorial market comparables by geography
- % Debt: average of territorial market comparables by geography
- (Argentina: % leverage as average for Brazil , Peru and Colombia as LT proxy)
- Argentina is applied an additional 300 bps country risk due to future political-regulatory uncertainty

Kd

- Peru: N/A
- Brazil: CDI 2016 projection, 13.75% in BRL (Santander) converted into US$ subtracting the BRL/US inflation spread + 200 bps spread
- Colombia: N/A
- Argentina: 2016 sovereign bond yield in US$ + 200 bps spread

Comps

- isa CTEEP, Alupar
- TGS, Transener

1) Ibottson
Source: Bloomberg as of July 18th 2016

Santander
GLOBAL CORPORATE BANKING

Table of contents    p.86

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Holding discount and liquidity    p.87

Holding discount considerations

The holding discount, defined as the % difference between NAV(1) and the trading value of a company, in Santander’s opinion, is due mostly to the following factors:

    Waterfall effect of the corporate organizational chart

    Complex corporate structure, through corssed company holdings

Holding     Distance from consolidating vehicles of the OpCo’s

discount     Investor access, at the level of listed holdings or else listed OpCo’s definition

    Different liquidities between holdings and OpCo’s

    Additional expenses at the holding level above and beyond the expenses incurred by the OpCo’s

    In Chile, there are several cases of holdings trading at a discount compared to their OpCo’s. For this report, we analyzed the following cases:

    -Antarchile (42%): main holding of the Angelini family, with controlling interests in Empresas Copec, among others

    -Quiñenco (31%): main holding of the Luksic family, with controlling and co-controlling interests in Banco de Chile, CCU, Enex, CSAV,

Comparables     SAAM, Invexans and Techpack, among others

analysis

    -Almendral (28%): holding with controlling interests mostly in Entel

    -IAM (11%): holding with a controlling interest in Aguas Andinas

(1) NAV: “Net Asset Value”, i.e. the sum of the market values of underlying assets, minus net financial debt

Holding discount and liquidity

Holding discount conclusions

| p.88 |

Treatment of holding discount by Independent Valuators in phase I of Carter II

- The Independent Valuators for the first phase of the Carter II Project were not unanimous on how to treat this discount. Moreover, one must bear in mind that, at the pre-merger stage, the Americas vehicles did not exist yet or else had been recently created after the spin off. Any consideration on the holding discount related more to Enersis Chile and Endesa Chile
- To clarify the methodologies previously used by the independent valuators for the holding discount for phase I of Carter II, please find below a brief summary of each:
  - **Tyndall**: It applied a DCF value and market multiples. They estimate an aggregate holding discount of 16% for EOC Chile and 31% for ENI (applying market multiple values), but did not provide a discount for the Americas
  - **Deutsche Bank**: It did not value the holding discount specifically. It applied a DCF range based on whether there is control or not
  - **BofA Merril Lynch**: 16.9% holding discount for ENI Chile, but none for the Americas
  - **IMTrust**: It assumed a 0% holding discount for EOC Chile and CHI Chile. EOC-A and CHI-A would carry an implied discount of 22%
  - **Colin Baker (PwC)**: It did not value the holding discount specifically. It applied a DCF value
  - **Rafael Malla (Deloitte)**: It did not value the holding discount specifically. It applied a DCF value
  - **Mario Torres (KPMG)**: It did not value the holding discount specifically. It applied a DCF value

Conclusion and choice of methodology

- In the specific case of the potential holding discount for ENI-A and EOC-A, Santander is of the opinion that its quantification could lead to an error in the calculation methodology. This is due mostly to the following:
- The discounts arising from the difference between the fair equity value calculated by Santander ("DCF") and the trading value of ENI-A and EOC-A, are very similar (**ENI-A ~ -5% vs EOC-A ~ -7%** on average since they started trading)
- Although the current corporate structure could be indicative of greater subordination by ENI-A compared to EOC-A, one must take into account that ENI-A has significant direct holdings in operational assets and not only through EOC-A and/or CHI-A. This should reduce or virtually eliminate an additional holding discount for ENI-A compared to EOC-A
- The cases of comparable holdings analyzed show discounts ranging from 11% to 42% compared to the equity value of the companies that consolidate therein
- **It should be noted that, in addition, the holding costs of the 3 Americas vehicles have already been incorporated into the DCF valuations and these assume a higher holding-level adjustment for ENI-A compared to the two other entities involved in the merger**

Santander
GLOBAL CORPORATE BANKING

Holding discount and liquidity     p.89

Holding discount analysis

Evolution of relevant holding discounts in Chile (Last 12 months)

50%     AverageMaxMinCurrent

45%

40%     43%Quiñenco30.9%33.7%34.3%32.5%

35%

    31%Antarchile41.6%43.6%37.7%42.2%

30%     31%

25%     IAM11.2%11.2%11.4%12.3%

20%

15%     Almendral27.7%30.4%29.2%32.0%

10%     12%Average27.8%29.7%28.1%29.8%

5%     Median29.3%32.0%31.8%32.3%

0%

Quiñenco    Antarchile IAMAlmendral

Holding discounts – Last 12 months average

    41.6%

Sample average: 27.8%     27.7%30.9%

11.2%

Source: Bloomberg as of July 21st 2016. Companies Financial Statements

Note: Recent capital increase in Entel (US$ 515 Mn) was not taken into consideration for computing Almendral’s holding discount

Holding discount and liquidity     p.90

Liquidity analysis

Companies weight in IPSA index    Companies liquidity (ADTV US$ Mn)

Before restructuring (April 16)    Cencosud SA $ 13.9

    Falabella$ 12.4

    9.0%ENI Americas$ 7.2

    7.4%Enersis Pre Spinoff$ 6.1

    0.0%Endesa Pre Spinoff$ 5.7

    BCI$ 5.3

    Enersis Americas$ 4.7

    Enersis Chile$ 4.5

    SQM$ 3.9

83.6%     Empresas CMPC$ 3.7

    SONDA$ 3.6

Current situation (June 16)    Endesa Chile $ 3.4

    Banco de Chile$ 3.4

    5.5% 4.6%Latam Airlines Group$ 3.3

    3.6%

    2.5%Empresas COPEC$ 3.2

    Banco Santander Chile$ 2.7

    Entel$ 2.5

    Endesa Americas$ 2.5

    Aguas Andinas$ 2.1

    Colbún$ 1.9

83.8%     Itau CorpBanca$ 1.8

Post-merger estimate    CCU$ 1.8

    Parque Arauco$ 1.3

    8.0%AES Gener$ 1.2

    4.6%Vina Concha y Toro$ 1.2

    3.6%

    0.0%E.CL$ 1.2

    Ripley$ 1.2

    Before spin-offAfter spin-off

83.8%     Post Merger

    #3

Enersis Américas    Endesa Chile Enersis Chile#1#3#7#8#12#18

Endesa Américas    Resto IPSA

Source: Bloomberg as of July 18th 2016

Exchange rate: USD/CLP: $650.58

Note: IPSA companies with liquidity > US$ 1 Mn

Enersis and Endesa pre spinoff use12-month liquidity before the spinoff (21/04/15-20/04/2016).

Holding discount and liquidity

| p.91 |

Liquidity analysis

ADTV (US$ MM) ~ 04/21/16 - Current



Bubble size: market cap (US$ Mn)
Liquidity 26d ADTV (US$ Mn)
Free Float (US$ Mn)
0
2
4
6
8
10
12
14
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
5,500
6,000
6,500
7,000
7,500
8,000
Censosud
Falabella
ENI Americas Post Merger
Enersis pre spinoff
Endesa pre spinoff
SQM
BCI
Banco Chile
Aguas Andinas
CCU
Empresas Copec
Banco Santander
Colbún
E.CL
CMPC
Entel
Latam
Sonda
Parque Arauco
Itaú
Ripley
Viña CyT
AES Gener
endesa américas
enersis chile
endesa chile
enersis américas

After the spinoff, liquidity at the companies has diminished. Once they merge, the liquidity of the new Enersis Americas should increase and signal its comeback among top-ranking companies in the index

Source: Bloomberg as of July 18th 2016
Exchange rate: USD/CLP: $650.58
Note: IPSA companies with liquidity > US$ 1 Mn
Enersis and Endesa pre spinoff use12-month liquidity before the spinoff (20/04/2016). Market cap at 18/07/16

Santander
GLOBAL CORPORATE BANKING

Table of contents    p.92

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

Merger results     p.93

    Control Case

Merger in ENI-A: DCF outputs

Discounted cash flows – US$ Mn

ENI-A2     EOC-ACHI-A

    The proforma equity value takes into account an

    extraordinary dividend of CLP$ 120 Bn (US$ 183

    Mn) which will be distributed before the merger

887    8,684

243     259454,03524

2,842     1,412214

    317628

2,003     731-154

    1,588

2,708     226

Holding ENI-A2     HoldingEOC-AHolding CHI-A

Gx 45%     Gx 88%Gx 11%

Tx 2%     Tx 2%

    Tx 3%

Dx 40%     Dx 7%

    Dx 82%

Otros 2%     Otros 2%

Holdings 10%     Holdings 1%Otros 3%

Merger results     p.94

Valuation methodologies outcomes—US$ Mn

ENI-A2    ENI-A1(1)EOC-ACHI-A(2)

Market price: US$ 8,664 Mn*    Market price : US$ 3,901 Mn*Market price : US$ 601 Mn* (3)

DFC

(+- 0.50% on central    8,052 5,3813,509572

WACC)

8,684    5,6424,035628

Comparable

transactions    9,247 6,2146,8683,7224,114807892

(+-5% on mid-point)

Trading

comparables    8,094 8,9465,4516,0243,3813,737622687

(+-5% on mid point)

Market

analysts    8,407 9,2915,1625,7053,6684,054880

(+-5% on mid point)

1) Implied values

2) Highly illiquid / irrelevant trading volumes

3) Market price considers that Chilectra would distribute an extraordinary dividend of CLP$ 120Bn (US$ 183 Mn)

* Values as of July 20th 2016

p.95

Merger results

Merger in ENI-A: DCF case - **No Control**

Merger by incorporation into ENI-A (equity value level) – US$ Mn


Otros
18.0%
ADRs
9.8%
AFPs
11.6%
Enel
60.6%
enersis
américas

ENI-A	Equity US$ Mn	%
Enel	5,319	60.6%
AFPs	1,013	11.6%
ADRs	859	9.8%
Others	1,582	18.0%
Total	**8,773**	


Otros
21.2%
ADRs
3.0%
AFPs
15.8%
Enersis
60.0%
endesa
américas

EOC -A	Equity US$m	%
Enersis	2,344	60.0%
AFPs	616	15.8%
ADRs	118	3.0%
Others	829	21.2%
Total	**3,908**	


Otros
0.9%
Enersis
99.1%
chilectra
américas

CHI -A	Equity US$m	%
Enersis	664	99.1%
Others	6	0.9%
Total	**670**	

Shareholder's detail for each vehicle


Enel 51.4%
AFPs (ENI-A) 9.8%
ADRs (ENI-A) 8.3%
Others (ENI-A) 15.3%
AFPs (EOC-A) 6%
ADRs (EOC-A) 1.1%
Others (EOC-A) 8%
Others (CHI-A) 0.1%
enersis
américas

US$ 10,343 Mn

ENI-A – MergeCo	Equity US$ Mn	%
Enel	5,319	51.4%
AFPs (ENI-A)	1,013	9.8%
ADRs (ENI-A)	859	8.3%
Others (ENI-A)	1,582	15.3%
AFPs (EOC-A)	616	6.0%
ADRs (EOC-A)	118	1.1%
Others (EOC-A)	829	8.0%
Others (CHI-A)	6	0.1%
Total	**10,343**	**100.0%**

Post-merger shareholders


Enel 51.4%
AFPs 15.8%
ADRs 9.5%
Others 23.4%
enersis
américas

US$ 10,343 Mn

ENI-A – Summary MergeCo	Equity US$ Mn	%
Enel	5,319	51.4%
AFPs	1,630	15.8%
ADRs	978	9.5%
Others	2,417	23.4%
Total	**10,343**	**100.0%**

Note: ENI-A2, EOC-A y CHI-A values used for the exchange of shares consider a tax benefit of US$ 96 Mn for ENI-A2, US$ 132 Mn for EOC-A and US$ 17 Mn for CHI-A

Santander
GLOBAL CORPORATE BANKING

Merger results

p.96

Merger in ENI-A: DCF case - **No Control**

Merger by incorporation into ENI-A (number of shares level)

ENI-A pre-merger

ENI-A shareholders



Otros 18.0%
ADRs 9.8%
AFPs 11.6%
Enel 60.6%
enersis américas
Grupo Enel

ENI-A	# of shares	%
Enel	29,762	60.6%
AFPs	5,671	11.6%
ADRs	4,809	9.8%
Others	8,851	18.0%
Total	**49,093**	**100.0%**

ENI-A post-merger: MergeCo

At different shareholders' level



EOC-A 40% 15.1%
CHI-A 0,9% 0.1%
Otros 15.3%
ADRs 8.3%
AFPs 9.8%
Enel 51.4%
enersis américas
Grupo Enel

ENI-A - MergeCo	# of shares	%
Enel	29,762	51.4%
AFPs	5,671	9.8%
ADRs	4,809	8.3%
Others	8,851	15.3%
EOC-A 40%	8,750	15.1%
CHI-A 0.9%	34	0.1%
Total	**57,877**	**100%**

ENI-A post-merger: MergeCo

At shareholding company level



EOC-A 40% 15.1%
CHI-A 0,9% 0.1%
ENI-A 84.8%
enersis américas
Grupo Enel

ENI-A	# of shares	%
ENI-A	49,093	84.82%
EOC-A 40%	8,750	15.12%
CHI-A 0.9%	34	0.06%
Total	**57,877**	

Note: ENI-A2, EOC-A y CHI-A values used for the exchange of shares consider a tax benefit of US$ 96 Mn for ENI-A2, US$ 132 Mn for EOC-A and US$ 17 Mn for CHI-A

Santander
GLOBAL CORPORATE BANKING

| p.97 |

Merger results

Merger in ENI-A: DCF case- **Control**

Merger by incorporation into ENI-A (equity value level) – US$ Mn


Others
18%
ADRs
10%
AFPs
12%
Enel
61%

ENI -A	Equity US$ Mn	%
Enel	5,323	60.6%
AFPs	1,014	11.6%
ADRs	860	9.8%
Others	1,583	18.0%
Total	**8,780**	


Others
21%
ADRs
03%
AFPs
16%
Enersis
60%

EOC -A	Equity US$ Mn	%
Enersis	2,500	60.0%
AFPs	657	15.8%
ADRs	126	3.0%
Others	885	21.2%
Total	**4,167**	


Others
01%
Enersis
99%

CHI -A	Equity US$ Mn	%
Enersis	639	99.1%
Others	6	0.9%
Total	**645**	

Shareholder's detail for each vehicle


Enel 50.9%
AFPs (ENI-A) 9.7%
ADRs (ENI-A) 8.2%
Others (ENI-A) 15.1%
AFPs (EOC-A) 6.3%
ADRs (EOC-A) 1.2%
Others (EOC-A) 8.5%
Others (CHI-A) 0.1%

US$ 10,454 Mn

ENI-A – MergeCo	Equity US$ Mn	%
Enel	5,323	50.9%
AFPs (ENI-A)	1,014	9.7%
ADRs (ENI-A)	860	8.2%
Others (ENI-A)	1,583	15.1%
AFPs (EOC-A)	657	6.3%
ADRs (EOC-A)	126	1.2%
Others (EOC-A)	885	8.5%
Others (CHI-A)	6	0.1%
Total	**10,454**	**100.0%**

Post-merger shareholders


Enel 50,9%
AFPs 16%
ADRs 9,4%
Others 23,7%

US$ 10,454 Mn

ENI-A – Summary MergeCo	Equity US$ Mn	%
Enel	5,323	50.9%
AFPs	1,671	16.0%
ADRs	986	9.4%
Others	2,473	23.7%
Total	**10,454**	**100.0%**

Note: ENI-A2, EOC-A y CHI-A values used for the exchange of shares consider a tax benefit of US$ 96 Mn for ENI-A2, US$ 132 Mn for EOC-A and US$ 17 Mn for CHI-A

Santander
GLOBAL CORPORATE BANKING

Merger results

p.98

Merger in ENI-A: DCF case- **Control**

Merger by incorporation into ENI-A (number of shares level)

ENI-A pre-merger

ENI-A shareholders


Otros
18.0%
ADRs
9.8%
AFPs
11.6%
Enel
60.6%
enersis
américas
Grupo Enel

ENI-A	# of shares	%
Enel	29,762	60.6%
AFPs	5,671	11.6%
ADRs	4,809	9.8%
Otros	8,851	18.0%
Total	**49,093**	**100.0%**

ENI-A post-merger: MergeCo

At different shareholders' level


EOC-A
40%
16.0%
CHI-A
0,9%
0.1%
Otros
15.1%
ADRs
8.2%
AFPs
9.7%
Enel
50.9%
enersis
américas
Grupo Enel

ENI-A - MergeCo	# of shares	%
Enel	29,762	50.9%
AFPs	5,671	9.7%
ADRs	4,809	8.2%
Others	8,851	15.1%
EOC-A 40%	9,325	16.0%
CHI-A 0.9%	33	0.1%
Total	**58,451**	**100%**

ENI-A post-merger: MergeCo

At shareholding company level


EOC-A
40%
16.0%
CHI-A
0,9%
0.1%
ENI-A
84.0%
enersis
américas
Grupo Enel

ENI-A	# of shares	%
ENI-A	49,093	83.99%
EOC-A 40%	9,325	15.95%
CHI-A 0.9%	33	0.06%
Total	**58,451**	

Note: ENI-A2, EOC-A y CHI-A values used for the exchange of shares consider a tax benefit of US$ 96 Mn for ENI-A2, US$ 132 Mn for EOC-A and US$ 17 Mn for CHI-A

Santander
GLOBAL CORPORATE BANKING

Merger results

| p.99 |

Merger in ENI-A: conclusions on shares exchange ratio

US$ Mn	Methodology	Equity value (US$m)			Share exchange	Merged ENI-A (% stake)			
		ENI-A2	EOC-A	CHI-A	EOC-A	Controller	ENI-A Minorities	EOC-A Minorities	% ENI-A
Market trading value	Trading values at current date	8,760	4,033	618	2.8	51.2%	33.2%	15.5%	84.4%
	Stock Price (CLP$) 20/07/2016[1]	116.7	321.7	351,4					
Case 1 - DCF no control	Discounted free cash flow values – Does not distinguish between controlling and non-controlling stakes	8,773	3,908	670	2.7	51.4%	33.4%	15.1%	84.8%
	Stock Price (CLP$)	116.9	311.7	381.1					
Case 2 – DCF control	Discounted free cash flow values – Does distinguish between controlling and non-controlling stakes	8,780	4,167	645	2.8	50.9%	33.1%	16.0%	84.0%
	Stock Price (CLP$)	117.0	332.4	366.5					
Average – other methodologies	Weighted average trading comparable multiples, comparable transactions multiples and target prices	9,130	3,912	827	2.6	51.7%	33.6%	14.6%	85.4%
	Stock Price (CLP$)	121.7	312.0	470.2					
Shareholder Proposed Exchange	Shareholder meeting proposed exchange	8,780	4,239	863	2.8	50.8%	33.0%	16.2%	83.7%
	Stock Price (CLP$)	117.0	338.1	490,4					

Note: values include the agreed tax benefit for the merger. For CHI-A, values take into account an extraordinary dividend of CLP$ 120 Bn (US$ 183 Mn) which will be distributed before the merger

1) In the case that the agreed tax benefit for the merger and the extraordinary dividend for CHI-A are not considered, the stock prices would be: ENI-A2 = $ 115.5; EOC-A = $ 311.2; CHI-A = $446.0

Santander GLOBAL CORPORATE BANKING

Merger results    p.100

Conclusions and considerations on corporate interests in the operation

This independent valuation has been prepared by Banco Santander Chile S.A. (“Santander”), at the express request of the Board of Endesa Americas S.A.

(“Endesa”)

In preparing the independent valuation of the operations comprising the Merger, we used Discounted Cash Flow (DCF) as well as methods and market benchmarks that support DCF (multiples of comparable transactions, multiples of traded variables, market value, review of research analyst documentation and analyses of independent valuation reports)

Santander is of the opinion that the Merger is a sensitive process for shareholders in the various companies involved, in particular for shareholders with minority interests. Consequently, we must address economic, market, regulatory and strategic aspects to attain an exchange of shares between the parties involved, at a fair value. For Santander, this value is equivalent to:

-    2.6 – 2.8 shares in Enersis Americas = 1 share in Endesa Americas (minority interests in EOC-A between 14.6%-16.0%)

Assuming the above is complied with, the Merger will be positive and therefore contribute to the interest of Enersis Americas, Endesa Americas, Chilectra Americas

and the shareholders involved, taking into account the following:

-    Withdrawal right to be potentially exercised by the shareholders of Enersis Americas, Endesa Americas and Chilectra Americas as a result of the Merger, not to exceed 10%, 7.72% and 0.91% respectively

-    The Board of Enersis Americas announced it intended to submit a tender offer (OPA) for all the shares and ADRs issued by Endesa Americas not held by Enersis

    Americas, at a price of CLP 285 per share. The OPA to be contingent upon approval of the Merger by the shareholders of Enersis Americas, Endesa Americas and Chilectra Americas, and fulfillment of the first Withdrawal Right condition

-    The controlling shareholder of Enel S.p.A. said that the notional exchange ratio announced for the merger is favorable to the interests of all shareholders, and that it would consequently vote in favor of the Merger at the relevant extraordinary shareholders’ meeting

Table of contents    p.101

1. Glossary

2. Introduction

3. Executive summary

4. Analysis of Enersis corporate restructuring process

5. Regulatory matters

6. Description of the companies

7. Valuation of equity interests involved in the merger

i) Discounted cash flow

ii) Multiples of transaction comparables

iii) Multiples of trading comparables

iv) Analysts’ target prices and SOTP

v) Trading history of ENI-A, EOC-A and CHI-A vs. LatAm Comparables

vi) WACC

8. Holding discount and liquidity

9. Merger results

10. Appendix

    p.102

Comparable    transactions multiples

DETAIL

Appendix

p.103

Independent evaluators reports: stage 1 of Carter II

- This valuation reference considers the result of the valuations conducted in the first phase of Carter II by the Independent Valuator Banks and Independent Appraisers
- In this first phase of Carter II, the operation perimeter was wider, including the Chilean assets of Enersis, Endesa and Chilectra, as well as their international stakes
- For this report, Santander has only considered the interests involved in the merger among ENI-A, EOC-A and CHI-A
- As evident from the following analysis, the vast majority of Evaluators have valued the assets of the Americas vehicles at the level of each individual geography and company (in some cases, companies with less relative weight have been grouped in the "Rest" category)
- In the reports issued by Colin Baker (PwC) and Rafael Malla (Deloitte), Argentina was not considered in the valuation
- The Evaluators who did not submit this report using DCF methodology for each asset have been excluded from our analysis
- In the valuation of some of these vehicles (ENI-A2, ENI-A1,EOC-A, CHI-A), it was not expressly submitted and it was hence recalculated implicitly by Santander in order that the analysis be as exhaustive as possible enersis américas Grupo Enel

ENI-A2 (US$ Bn)


9.2
10.0
9.0
8.2
9.2
9.1
Tyndall
Deutsche Bank
PwC
Deloitte
KPMG
Average

enersis américas Grupo Enel

ENI-A1 100% (US$ Bn)


5.9
6.5
5.8
5.2
5.8
5.9
Tyndall
Deutsche Bank
PwC
Deloitte
KPMG
Average

endesa américas Grupo Enel

EOC-A 100% (US$ Bn)


3.8
4.0
3.9
3.5
4.0
3.8
Tyndall
Deutsche Bank
PwC
Deloitte
KPMG
Average

chilectra américas Grupo Enel

CHI-A 100% (US$ Bn)


1.0
1.1
0.9
0.9
1.0
1.0
Tyndall
Deutsche Bank
PwC
Deloitte
KPMG
Average

Note: Adjusted average does not consider the values submitted by Tyndall and Deloitte, the highest and lowest of all cases, respectively.

Santander GLOBAL CORPORATE BANKING

Appendix     p.104

Independent evaluators reports: stage 1 of Carter II(3)

US$ Mn     1)2)

Company    Business ENI-A2ENI-A1EOC-ACHI-AENI-A2ENI-A1EOC-ACHI-AENI-A2ENI-A1EOC-ACHI-A

Edegel    Gx 58.6%21.1%62.5%1,3114731,397-1,2454491,327-

Chinango    Gx 46.9%16.9%50.0%18165193-17262184-

Piura    Gx 96.5%96.5%178178--166166--

Edelnor    Dx 75.5%60.1%15.6%1,137904-2351,4361,143-296

Generalima    Other 100.0%100.0%-----125-125--

Caboblanco    Other 100.0%100.0%--------

Resto    Other ----2819-8

Peru    ? 2,8071,6211,5902352,9211,7141,511304

Endesa Brasil    Gx 84.4%50.9%37.1%11.3%6942309103624514

Cachoeira    Gx 84.2%50.8%37.0%11.2%3582161584839123617252

Fortaleza    Gx 84.4%51.0%37.1%11.3%2741661203729317712939

Cien    Tx 84.4%50.9%37.1%11.3%2671611183624815010933

Coelce    Dx 64.9%45.2%21.9%6.6%5233641765375152325377

Ampla    Dx 92.0%45.3%17.4%36.7%631310119251551271104220

Com e Serv    Other 84.4%50.9%37.1%11.3%80483511105634614

Resto    Other --------

Brazil    ? 2,2021,3087564452,4421,482858450

Emgesa    Gx 37.7%21.6%26.9%1,6679551,187-1,7861,0231,274-

Codensa    Dx 48.4%39.1%9.4%1,4001,132-2701,6681,349-322

EEC    Dx 19.5%15.8%3.8%65-11511-3

Resto    Other --------

Colombia    ? 3,0732,0921,1872723,4692,3831,274325

Costanera    Gx 45.4%75.7%620103-74-123-

Dock Sud    Gx 40.2%40.2%5050--5555--

El Chocon    Gx 39.2%65.4%1290215-138-229-

TESA    Tx 84.4%50.9%37.1%11.3%-6 -4 -3 -1-12-7-5-2

CTM    Tx 84.4%50.9%37.1%11.3%-8 -5 -3 -1-12-7-5-2

Edesur    Dx 71.6%37.6%0.5%34.1%182951876735-31

Cemsa    Other 82.0%55.0%45.0%----1076-

Otros    Other 100.0%100.0%100.0%-----4--4-

Resto    Other --------

Argentina    ? 409137313853168334427

ENI-A    Holding 100.0%100.0%758790--837842--

EOC-A    Holding 60.0%100.0%-—14---12-

CHI-A    Holding 99.1%100.0%--—24----12

Holdings    ? 758790 -14 -2483784212-12

Total    ? 9,2495,9473,8321,0129,9866,5044,0001,094

1) In its report, Tyndall presents values proportional to equity values of companies at ENI-A2 and EOC-A level; Santander has re-computed the values for ENI-A1 y CHI-A

2) Deutsche Bank reports values proportional to equity values of companies at ENI-A1, EOC-A and CHI-A level; Santander has re-computed the values for ENI-A2

3) BofAML y IMTrust do not report DCF values at enterprise level by country. Santander has decided not to include their report in this analysis.

Appendix     p.105

Independent evaluators reports: stage 1 of Carter II

US$ Mn     1) Colin Baker2) Rafael Malla3) Mario Torres

Company    Business ENI-A2ENI-A1EOC-ACHI-AENI-A2ENI-A1EOC-ACHI-AENI-A2ENI-A1EOC-ACHI-AENI-A2ENI-A1EOC-ACHI-A

Edegel    Gx 58.6%21.1%62.5%1,3915021,4831,1134021,187-1,4425201,537-

Chinango    Gx 46.9%16.9%50.0%1525516214151150-----

Piura    Gx 96.5%96.5%2162169797------

Edelnor    Dx 75.5%60.1%15.6%816649168831661-171709564-146

Generalima    Otros 100.0%100.0%--------

Caboblanco    Otros 100.0%100.0%88--------

Resto     -27 -369172172

Peru    ? 2,5561,3941,6451772,1821,2101,3371712,3231,2561,537146

Endesa Brasil    Gx 84.4%50.9%37.1%11.3%2141299429--------

Cachoeira    Gx 84.2%50.8%37.0%11.2%4402661945942125418556----

Fortaleza    Gx 84.4%51.0%37.1%11.3%3271981444442225518656----

Cien    Tx 84.4%50.9%37.1%11.3%295178130391691027423----

Coelce    Dx 64.9%45.2%21.9%6.6%896624302925193611755358841019860

Ampla    Dx 92.0%45.3%17.4%36.7%29214455116644317122257739364140294

Com e Serv    Otros 84.4%50.9%37.1%11.3%161977121--------

Resto     --------1,439869633192

Brazil    ? 2,6261,6369904002,1751,2897424452,7661,642971546

Emgesa    Gx 37.7%21.6%26.9%1,4918541,0631,4718421,048-1,5568911,108-

Codensa    Dx 48.4%39.1%9.4%1,4131,1432731,2581,017-2431,3281,074-257

EEC    Dx 19.5%15.8%3.8%1192----119-2

Resto     ----

Colombia    ? 2,9162,0061,0632752,7291,8601,0482432,8941,9731,108259

Costanera    Gx 45.4%0.0%75.7%--------28046-

Dock Sud    Gx 40.2%40.2%------------

El Chocon    Gx 39.2%0.0%65.4%--------51085-

TESA    Tx 84.4%50.9%37.1%11.3%------------

CTM    Tx 84.4%50.9%37.1%11.3%------------

Edesur    Dx 71.6%37.6%0.5%34.1%------------

Cemsa    Otros 82.0%55.0%45.0%0.0%------------

Resto    Otros 100.0%100.0%100.0%0.0%--------282126

Argentina    ? --------107211336

ENI-A    Holding 100.0%100.0%874750--1,080840--1,085922--

EOC-A    Holding 60.0%100.0%--201---350---223-

CHI-A    Holding 99.1%100.0%---4---30---30

Holdings    ? 87475020141,080840350301,08592222330

Total    ? 8,9735,7873,8998568,1655,1993,4778899,1755,8153,972987

1) Colin Baker reports values proportional to equity values of the companies at ENI-A2, EOC-A and CHI-A levels; Santander has re-computed the values for ENI-A1

2) Rafael Malla reports values in US$ Bn, rounded to 1 decimal. Santander has taken these values into consideration and has weighted them by their respective stakes. Stake values could not match exactly with the ones used in Deliotte’s financial models due to this numerical approximation.

3) Mario Torres groups certain companies by country in a category called “Resto” (Remainder). Santander has respected this method and thus has not distributed these values at company level as the other independent evaluators did.

Appendix

| p.106 |

Independent evaluators reports: simulation at "present date"

ENI-A2 (US$ Bn)	ENI-A1 100% (US$ Bn)	EOC-A 100% (US$ Bn)	CHI-A 100% (US$ Bn)


9.1
7.1
7.6
5.9
4.3
4.6
3.8
3.5
3.7
1.0
0.7
0.8
Independent Valuators average
SAN @ WACC 2015
SAN @ WACC 2016

WACC used

WACC @ November 4th 2015 (Carter II 1st Stage)

Gx	9.0%	11.0%	9.4%	14.2%
Tx		10.7%		15.2%
Dx	8.0%	10.0%	8.5%	14.4%
Others	9.0%	11.0%	9.7%	14.2%

WACC @ Today (July 20th 2016)

Gx	8.5%	10.6%	9.0%	14.0%
Tx		10.3%		15.1%
Dx	7.5%	9.6%	8.0%	14.2%
Others	8.5%	10.6%	9.3%	14.0%

Santander
GLOBAL CORPORATE BANKING

p.107

Appendix

Independent evaluators reports: valuation summary under this method

Merger by incorporation into ENI-A

US$ Mn

LOW CASE *(-5% over MID)*


8,654
1,458
8
10,121
ENI-A2
EOC-A 40%
CHI-A 0.9%
ENI-A merged

MID CASE


9,110
1,535
9
10,654
ENI-A2
EOC-A 40%
CHI-A 0.9%
ENI-A merged

HIGH CASE *(+5% over MID)*


9,565
1,612
9
11,186
ENI-A2
EOC-A 40%
CHI-A 0.9%
ENI-A merged

Detail merger value at companies level

US$ Mn

LOW CASE *(-5% over MID)*


5,558
3,644
919
10,121
ENI-A1
EOC-A 100%
CHI-A 100%
ENI-A merged

MID CASE


5,850
3,836
968
10,654
ENI-A1
EOC-A 100%
CHI-A 100%
ENI-A merged

HIGH CASE *(+5% over MID)*


6,143
4,028
1,016
11,186
ENI-A1
EOC-A 100%
CHI-A 100%
ENI-A merged

Santander
GLOBAL CORPORATE BANKING

Appendix

p.108

Comparable transactions multiples: Brazil

Year	Target	Vendor	Buyer	Size (US$ Mn)	EV/EBITDA
Generation					
2016	2 parques eólicos (392 MW)	Casa do Ventos	Cubico	500	*N.A*
2015	Pantanal – 2 SHPP	EDP Brazil	Brookfield	102	*N.A*
2015	Renova (2 parques eólicos)	Renova	TerraForm Global	550	*N.A*
2015	Renova – 2 SHPP	Renova	TerraForm Global	52	*N.A*
2014	Planta de cogeneración	Usina Rio Pardo	Albioma	47	6.4x
2014	8 activos de generación (Energisa)	Energisa SA	Brookfield	883	10.0x
2014	Santo Antônio	Andrade Gutierrez	CEMIG	7,520	14.6x
2013	Norte Fluminense	Petrobras	EDF	550	6.0x
2013	Aliança Energia (JV)	*N.A*	Vale/Cemig	1,279	8.5x
2013	Brasil PCH	Petrobras	CEMIG	775	10.0x
2013	Jirau HPP	GDF Suez Energy Latam	Mitsui	5,199	11.2x
2013	Capim Branco	Suzano Papel e Celulose	Vale	564	13.4x
2012	Usina Ester	*N.A*	CPFL Renováveis	35	12.4x
2012	Atlântica	*N.A*	CPFL Renováveis	n.a.	*N.A*
2012	Bons Ventos	Grupo Servtec / FIP Brasil Energia / Grupo Ligna	CPFL Renováveis	344	*N.A*
2012	5 parques eólicos	Suzlon Group	FIP BB Votorantim	170	*N.A*
2011	UHE Sto Antônio do Jari	*N.A*	EDP Brasil	423	*N.A*
2011	Bertin	*N.A*	Brookfield	95	*N.A*
2011	Energyworks do Brasil	Iberdrola	Neoenergia	47	*N.A*
2011	Sta Luzia SHP	*N.A*	ERSA	91	11.1x
2011	SIIF – Activos	SIIF Brazil	CPFL	471	10.0x
2011	SIIF – PPA	SIIF Brazil	CPFL	22	*N.A*
2010	2 SHPs (Bertin)	*N.A*	EDP Brasil	96	*N.A*
	Average multiple				**10.5x**

Santander
GLOBAL CORPORATE BANKING

| p.109 |

Appendix

Comparable transactions multiples: Brazil

Year	Target	Vendor	Buyer	Size (US$ Mn)	EV/EBITDA
Distribution					
2016	AES Sul	AES Corporation	CPFL	515	8.5x[1]
2011	Elektro	AEI	Iberdrola	2,400	5.8x
2010	Light	Enlighted Partners	Cemig	340	6.6x
2009	CPFL Energia	Grupo Votorantim	Camargo Correa SA	910	6.9x
2009	Light	Andrade Gutierrez / Equatorial	Cemig	900	5.6x
2008	Enersul		Rede Energia SA	450	6.3x
	Average multiple				**6.6x**
Transmission					
2015	TAESA (22%)	FIP Coliseu	Empresas publicas de Medellin	502	6.3x
2015	Transmission lines	J Marucelli / Statkraft	EEB	157	10.2x
2013	ACS-Transmission Lines	ACS	State Grid	968	N.A
2011	Vila do Conde Transmissora de Energia	Isolux / Lintran Do Brasil Participacoes.	Elecnor	157	N.A
2011	33% Cachoeira Paulista Transmissora	Elecnor	Isolux	40	7.7x
2010	Brazilian Electricity Transmission Portfolio	Abengoa / Isolux / TAESA	State Grid	1,721	N.A
2010	66% stake in LT Triangulo SA	Isolux	Elecnor	296	N.A
2009	Alupar		FI-FGTS	152	6.5x
2009	TAESA	Minority shareholders	Cemig	750	9.0x
2009	TAESA	Terna	Cemig	340	9.0x
2007	CTEEP		ISA	270	17.5x
2006	CTEEP		ISA	426	8.1x
	Average multiple				**8.4x**

1) From Credit Suisse Research 16/16/2016

Santander
GLOBAL CORPORATE BANKING

Appendix

| p.110 |

Comparable transactions multiples: Peru

Year	Target	Vendor	Buyer	Size (US$ Mn)	EV/EBITDA
Generation					
2016	Fenix Power	AEI	Colbun / Adia	786	12.2x
2014	Generandes Perú SA	Inkia	Enersis	413	7.4x
2013	Las Flores Power Plant	Duke Energy	Kallpa	6.3	*N.A*
2013	Generación Andina	Energie Baden-Wurttemberg	Union Energy Group	145	*N.A*
2012	Cerro del Águila 500MW Hydroelectric Plant	Kallpa	Inkia	900	*N.A*
2011	Electrica de Piura	Local financial investors	Endesa Chile	38	5.5x
2010	Edegel	Conduit Capital Partners	Inkia	53	5.5x
2007	Electroandes	PSEG Global	Statkraft	390	10.4x
	Average multiple				**8.6x**
Distribution					
2014	Luz del Sur SAA	Sempra	Peruvian Opportunity Co SAC	73	11.3x
2012	Edelnor	Endesa Chile	Enersis	270	9.4x
2011	Luz del Sur SAA	AIE	Sempra	875	5.5x
2009	Edelnor	Generalima SA	Enersis	75	5.9x
	Average multiple				**8.0x**

Santander
GLOBAL CORPORATE BANKING

Appendix

p.111

Comparable transactions multiples: Argentina

Year	Target	Vendor	Buyer	Size (US$ Mn)	EV/EBITDA
Generation					
2013	Hidroneuquen SA (3%)	Merrill Lynch, Pierce, Fenner & Smith Inc	Central Puerto SA	1.6	2.9x
2013	Hidroneuquen SA (16%)	Merrill Lynch, Pierce, Fenner & Smith Inc	Central Puerto SA	24.6	2.1x
2007	Hidroelectrica El Chocon	CMS Enterprises	Endesa	50.0	4.8x
	Average multiple				**3.2x**
Distribution					
2013	Eden	Edenor	Servicios Eléctricos Norte BA SL	40.3	1.85x
2013	Edesur	Petroleo Brasileiro	Sadesa	35.0	n.m.
2012	Edesa	Pampa Energía	Salta Inversiones Electricas	22.5	2.53x
2011	Edelar	Pampa Energía	Andes Energia S.A.	21.8	4.13x
2011	Edesal	Edenor	Rovella Carranza	26.7	4.05x
2011	Eden	AEI	Pampa Energía	50.0	2.49x
2011	Emdersa	AEI	Pampa Energía	90.0	3.80x
	Average multiple				**3.1x**
Transmission					
2016	Yacylec SA		Sideco Americana SA	68.8	*N.A*
2007	Transener SA	Petrobras	Electroingenieria SA / Energia Argentina SA	54.0	6.4x
	Average multiple				**6.4x**

Santander
GLOBAL CORPORATE BANKING

Appendix

| p.112 |

Comparable transactions multiples: Colombia

Year	Target	Vendor	Buyer	Size (US$ Mn)	EV/EBITDA
Generation					
2016	Isagen	Colombian Government	Brookfield	2,800	11.8x
2013	Emgesa	Endesa	Enersis SA	1,589	11.3x
2010	Termobarranquilla SA	Darby Overseas Investments	Fondos Colombianos y Chilenos	140	*N.A.*
2010	TermoEmcali Funding Corporation	Empresas Municipales de Cali	Multiples bidders	109	*N.A.*
2009	Termocandelaria SA ESP	ABB Holdings, Darby Mezzanine	Fondos de Pensiones locales	50	*N.A.*
2007	Termotasajero SA ESP	Conduit Capital Partners	Inversiones Termotasajero	173	*N.A.*
	Average multiple				**11.5x**
Distribution					
2014	Codensa	Endesa	Enersis	1,320	9.2x
2011	EBSA	Ministerio de Hacienda	Brookfield / Fondos de Pensiones locales	418	7.9x
	Average multiple				**8.5x**

Santander
GLOBAL CORPORATE BANKING

Appendix

p.113

Significant aspects to be considered in this merger

Operations between related parties (title XVI—Law 18046)

Ar 147

Purpose of operation: A company may only conduct transactions with related parties when intended to contribute to the interest, and on market terms, conditions and prices

Duty to report to the board: The directors, managers or administrators having an interest or participating in an operation with related parties must

Ar 147.1

immediately report to the board

Approval: The transaction must be approved by the absolute majority of board members, excluding the directors or liquidators involved, who may

Ar 147.2

nevertheless make public their opinion on the transaction if so required by the Board

Independent evaluator: If a special meeting of shareholders is called to approve the transaction, the Board must designate at least one

Ar 147.5

independent evaluator to submit a report to the shareholders on the transaction and its potential impact on the company. The Board or the directors who are not involved may also designate an additional independent valuator

Independent evaluators’ reports: The reports, once ready, must be made available on the immediately following business day at the company

Ar 147.5

offices and on the website for at least 15 business days. It must also be advised in a material events notice. The directors must issue an opinion on the convenience of the transaction for the interests of the company, within 5 business days following receipt of the last report

Withdrawal right

Shareholders involved

Shareholders who voted against and those not involved in the approval of the merger at the Special Meeting of Shareholders

Weighted average closing price for the 60 trading days preceding the 30th trading day prior to the Extraordinary Shareholders Meeting, for ENI-A and

Price determination

EOC-A

Book value for CHI-A, given the lack of market presence

Tie to completion

The rights exercised at the Extraordinary Shareholders Meeting or within 30 calendar days thereafter

Implementation

The company repurchases the shares subject to Withdrawal Right to hold them as treasury stock for a maximum of 1 year mechanisms

If these shares remain as treasury stock for more than 1 year in the company, cancellation is required

Appendix

p.114

Tax impact analysis

During the first phase of the Carter II Project, Endesa Chile and Chilectra Chile were required to pay capital gains tax in Peru and Argentina as a result of the spinoff

		Considered in exchange equation	
	Paid at spinoff	No tax refund in Chile *- Case 1 -*	24% tax refund in Chile *- Case 2 -*
Endesa Chile	(174)	-	-
Chilectra Chile	(22)	-	-
Enersis Chile (proportional)	(127)	-	-
Endesa Americas	-	174	**132**
Chilectra Americas	-	22	**17**
Enersis Americas	-	127	**96**

- This tax was determined to be US$174 Mn and US$22 Mn for Endesa and Chilectra, respectively
- Since this payment shouldn't affect the Americas vehicles, it has been proposed that, with regard to the merger, the amounts be considered as a positive impact
- In view of the uncertainty surrounding the tax-deductibility of these payments, 2 scenarios could arise: no tax refund vs. tax refund
- Santander has considered *Case 2* (tax refund) to calculate the exchange equation. The sums used for the exchange equation are:
  - EOC-A US$132 Mn
  - CHI-A US$17 Mn
  - ENI-A (proportional) US$96 Mn

Source: Corporate information

Santander
GLOBAL CORPORATE BANKING

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